  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 1998
                                                       REGISTRATION NO. 33-75280
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6

                      POST-EFFECTIVE AMENDMENT NO. 4
                           TO REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                      THE AMERICAN SEPARATE ACCOUNT NO. 3
                             (EXACT NAME OF TRUST)

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              (NAME OF DEPOSITOR)

                                320 PARK AVENUE
                            NEW YORK, NEW YORK 10022
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       PATRICK A. BURNS, ESQ.                         COPY TO:
SENIOR EXECUTIVE VICE PRESIDENT AND           W. RANDOLPH THOMPSON, OF
          GENERAL COUNSEL                             COUNSEL
 THE AMERICAN LIFE INSURANCE COMPANY           JONES & BLOUCH L.L.P.
             OF NEW YORK                           SUITE 405 WEST
          320 PARK AVENUE                    1025 THOMAS JEFFERSON ST.
      NEW YORK, NEW YORK 10022                           NW
   (NAME AND ADDRESS OF AGENT FOR              WASHINGTON, D.C. 20007
              SERVICE)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

                                ---------------

  It is proposed that this filing will become effective:

     immediately upon filing pursuant to paragraph (b) of Rule 485

   X on May 1, 1998, pursuant to paragraph (b) of Rule 485
     60 days after filing pursuant to paragraph (a) of Rule 485 on (date) pursuant to paragraph (a) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS

                      The American Separate Account No. 3
                   Variable Universal Life Insurance Policies
                                   Issued by
                The American Life Insurance Company of New York

                                320 Park Avenue
                            New York, New York 10022

This prospectus describes variable universal life insurance policies ("Policies") offered without a sales charge by The American Life Insurance Company of New York ("American Life"), a stock life insurance company that is an indirect, wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America"). The Policies are designed to provide life insurance protection, together with flexibility in timing and amount of premium payments and of insurance coverage. This flexibility allows the Policyowner to pay premiums and adjust insurance coverage in light of current financial circumstances and insurance needs. Each Policy provides for: (1) an Account Value, which the Policyowner can access by partial withdrawals or surrender of the Policy; (2) Policy Loans; and (3) an insurance benefit payable at the death of the insured.

The Policies permit Account Values to be accumulated on a fixed basis, by allocation to American Life's general account (the "General Account"), and/or on a variable basis, by allocation to one or more sub-accounts ("Investment Funds") of The American Separate Account No. 3 (the "Separate Account"). Assets held in the General Account are credited with interest at a rate guaranteed to be at least 3% on an annual basis.

Each currently available Investment Fund invests its assets in shares of one of the following:

 . MUTUAL OF AMERICA INVESTMENT CORPORATION: the Money Market, All America,
  Aggressive Equity, Equity Index, Bond, Short-Term Bond, Mid-Term Bond and Composite Funds; or

 . VARIABLE INSURANCE PRODUCTS FUNDS OF FIDELITY INVESTMENTS (R): the Equity-
  Income Portfolio of the Variable Insurance Products Fund, and the Contrafund Portfolio and Asset Manager Portfolio of the Variable Insurance Products Fund II (collectively the "Fidelity Portfolios"); or

 . SCUDDER VARIABLE LIFE INVESTMENT FUND: the Scudder Capital Growth, Scudder
  Bond and the Scudder International Portfolios; or

 . AMERICAN CENTURY VP CAPITAL APPRECIATION FUND of American Century Variable
  Portfolios, Inc.; or

 . CALVERT SOCIAL BALANCED PORTFOLIO (formerly called the Calvert Responsibly
  Invested Balanced Portfolio) of Calvert Variable Series, Inc.

The value of a Policyowner's interest in the Separate Account will depend upon the investment performance of the Investment Funds to which premiums have been allocated or values transferred. AMERICAN LIFE DOES NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY INVESTMENT FUND OF THE SEPARATE ACCOUNT. Accordingly, the Policyowner bears the entire investment risk for any amounts allocated to the Separate Account.

Prospective purchasers should note that the purchase of a Policy as a replacement for existing insurance may not be advisable.

--------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

Please read this Prospectus carefully for details about the Policies and retain it for future reference. This Prospectus is not valid unless attached to the current prospectuses for Mutual of America Investment Corporation, the Fidelity Portfolios, Scudder Variable Life Investment Fund, American Century VP Capital Appreciation Fund and Calvert Social Balanced Portfolio, which you also should read and retain.

Dated: May 1, 1998

                               TABLE OF CONTENTS

                                        Page                                                 Page
                                        ----                                                 ----
DEFINITIONS............................   4         FEDERAL TAX CONSIDERATIONS..............  21
INTRODUCTION AND SUMMARY...............   7          Tax Status of the Policies.............  21
THE POLICIES...........................   8          Tax Treatment of Policy Benefits.......  22
 Policy Issue..........................   8           In General............................  22
  Right to Examine Policy..............   9           Distributions from Policies Not
 Premium Payments......................   9            Classified
  Scheduled Premiums...................   9            as Modified Endowment Policies.......  22
  Unscheduled Premiums.................   9           Modified Endowment Contracts..........  23
  Limitation on Premiums...............   9           Distributions from Policies Classified
  Allocation of Premiums...............   9            as Modified Endowment Contracts......  23
 Investment Alternatives...............  10           Policy Loan Interest..................  23
  Investment Funds.....................  10           Investment in the Policy..............  23
  General Account......................  13           Estate Taxes..........................  23
 Account Value.........................  13          American Life's Taxes..................  24
  General Account Value................  13         OTHER MATTERS...........................  24
  Investment Account Values............  13          Voting Rights..........................  24
 Transfers.............................  14          Transfers, Withdrawals and
 Access to Account Values..............  14           Reallocations
  Surrender............................  14           by Telephone..........................  24
  Partial Withdrawals..................  14          Dollar Cost Averaging..................  25
  Policy Loans.........................  14          Notices and Reports to Policyowners....  25
  Accelerated Benefit..................  15          Distribution of the Policies...........  25
 Insurance Benefits....................  16          Proceeds Payment Options...............  25
  Death Proceeds.......................  16           Interest Payments.....................  26
  Basic Death Benefit..................  16           Life Payments.........................  26
  Corridor Percentages.................  16           Payments for a Fixed Period...........  26
  Face Amount Increases and Decreases..  17           Payments of a Fixed Amount............  26
  Change of Basic Death Benefit Plan...  17          Reservation of Right to Make Changes...  26
  Maturity Benefit.....................  17           Changes to Separate Account...........  26
 Charges and Deductions................  17           Changes in Policy Cost Factors........  26
  Cost of Insurance Charges............  17           Deduction of Premium Taxes............  26
  Administrative Charges...............  18          Miscellaneous Policy Provisions........  26
  Mortality and Expense Risks Charges..  18           Limit on Right to Contest.............  26
  Fees and Expenses of Underlying                     Suicide Exclusion.....................  27
   Funds...............................  18           Misrepresentation or Misstatement of
  Accelerated Benefit Fee..............  19            Age or Sex...........................  27
  Premium Taxes........................  20           Assignment............................  27
 Supplemental Insurance Benefits.......  20           Non-Participation.....................  27
 Lapse and Reinstatement...............  20          Executive Officers and Directors.......  27
AMERICAN LIFE AND SEPARATE ACCOUNT NO.               Legal Proceedings......................  28
 3.....................................  20          Legal Matters..........................  28
 American Life.........................  20          Experts................................  28
 The Separate Account..................  21          Additional Information.................  29
                                                    POLICY ILLUSTRATIONS....................  29
                                                    FINANCIAL STATEMENTS....................  42

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

ACCELERATED BENEFIT--An amount equal to a portion of the Death Proceeds, payable prior to the death of the insured when the insured is determined to have a terminal illness.

ACCOUNT VALUE--An amount equal to the total current value, as of a given date, of the assets in the General Account allocable to your Policy and the Investment Accounts maintained for you under your Policy.

BASIC DEATH BENEFIT--The primary component of the Death Proceeds payable upon the death of the insured while the Policy is in effect. The Basic Death Benefit is the greater of (i) either the Face Amount of the Policy or else the Face Amount of the Policy plus the Account Value, depending on the Basic Death Benefit plan you select as set forth on the Policy Specification Pages of your Policy, and (ii) the Account Value times the applicable Corridor Percentage.

BENEFICIARY--The person designated (in your application or in your latest notification of change of beneficiary filed with us) to receive the Death Proceeds payable upon the death of the insured while the Policy is in effect.

BUSINESS DAY--Any day on which we are open for business and the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

CODE--The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws.

CORRIDOR PERCENTAGE--A percentage established under the Code, based on the insured's age, which is multiplied by the Account Value to establish the death benefit amount required for the Policy to be treated as life insurance under the Code.

DEATH PROCEEDS--An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

FACE AMOUNT--The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy. The Face Amount must be at least $25,000, except that the minimum Face Amount is $5,000 for Policies issued with a Payroll Deduction Rider.

FIDELITY PORTFOLIOS--The Equity-Income Portfolio of Variable Insurance Products Fund and the Asset Manager and Contrafund Portfolios of Variable Insurance Products Fund II.

GENERAL ACCOUNT--Part of the general assets of American Life to which you may make allocations under your Policy. The portion of the General Account in which Policy allocations are held is sometimes referred to as the Interest Accumulation Account.

GUARANTEED RATE OF INTEREST--An effective annual rate of interest of 3% credited to assets allocated to the General Account.

INSURED--The person on whose life the Policy is issued.

INSURED'S AGE--The insured's age as of his or her last birthday preceding the Policy Date. The Insured's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

INVESTMENT ACCOUNT--An account maintained under a Policy to reflect the portion of the Policy's Account Value allocated to an Investment Fund of the Separate Account.

INVESTMENT ALTERNATIVES--The General Account and the Investment Funds of the Separate Account.

INVESTMENT FUND--A sub-account of the Separate Account that invests in the shares of an Underlying Fund Portfolio. There currently are sixteen Investment Funds.

ISSUE DATE--The date as of which the Policy is issued, as shown on the Policy Specification Pages of your Policy.

MATURITY DATE--The Policy Anniversary on which the insured's attained age equals 100.

MONTHLY ANNIVERSARY DAY--The same day each month as the day on which the Policy Date occurred.

PAYROLL DEDUCTION PROGRAM--A program established by an employer under which it agrees with its participating employees to deduct on each pay date from such employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

PAYROLL DEDUCTION RIDER--A rider to a Policy issued under a Payroll Deduction Program.

POLICY ANNIVERSARY--The day each calendar year which is the anniversary of the Policy Date.

POLICY DATE--The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

POLICY LOAN--The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

POLICY MONTH--The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

POLICYOWNER--The person so designated on the Policy Specification Pages of your Policy.

POLICY YEAR--The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

PREMIUM CLASS--The mortality risk class of the insured used in setting rates used in computing cost of insurance charges.

PROCEEDS--The amount we will pay upon (a) surrender of the Policy ("Surrender Proceeds"), (b) the death of the insured ("Death Proceeds") or (c) the Maturity Date ("Maturity Proceeds"), which amount will vary depending on the type of Proceeds being paid.

PROCESSING OFFICE--The office of American Life shown on the cover page of this Prospectus (or such other location as we may announce by advance written notice to Policyowners), a field office we have designated, or our toll-free telephone facility, depending on the transaction requested.

SCHEDULED PREMIUMS--Premiums to be paid in the amount and at the intervals specified in your Policy.

SEPARATE ACCOUNT--The American Separate Account No. 3, a separate account of American Life maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 ("1940 Act").

UNDERLYING FUND--A mutual fund the shares of some or all of whose investment portfolios are purchased by the Investment Funds of the Separate Account. The Underlying Funds currently include: Mutual of America Investment Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc., and Calvert Variable Series, Inc.

UNDERLYING FUND PORTFOLIO--An investment portfolio of one of the Underlying Funds whose shares are purchased by a corresponding Investment Fund.

UNSCHEDULED PREMIUMS--Premiums other than scheduled premiums that are permitted to be made under your Policy.

VALID TRANSACTION DATE--The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the given transaction. If such requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

VALUATION DAY--For each Investment Fund of the Separate Account, each day the New York Stock Exchange is open for business, or any day on which a share value is declared by the applicable Underlying Fund for the shares in which the given Investment Fund is invested.

VALUATION PERIOD--A period beginning at the close of business on each Valuation Day and ending at the close of business on the next Valuation Day.

WE, OUR, US, AMERICAN LIFE--The American Life Insurance Company of New York, its successors or assigns.

WRITTEN REQUEST--A written request on an administrative form provided by us or in a form otherwise acceptable to us.

YOU, YOUR--The Policyowner, Policyowner's.

SUPPLEMENT TO PROSPECTUS

                      The American Separate Account No. 3
                   Variable Universal Life Insurance Policies
                                   Issued by
                The American Life Insurance Company of New York

          **THIS SUPPLEMENT IS FOR MASSACHUSETTS POLICIES ONLY**
--------------------------------------------------------------------------------

ALL REFERENCES IN THE PROSPECTUS TO "SCHEDULED PREMIUMS" ARE CHANGED TO "PLANNED PREMIUMS". ALL REFERENCES IN THE PROSPECTUS TO "UNSCHEDULED PREMIUMS", AND ACCOMPANYING TEXT PERTAINING TO UNSCHEDULED PREMIUMS, ARE DELETED.

THE DISCUSSION IN THE PROSPECTUS IS SUPPLEMENTED BY THE FOLLOWING:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. YOU NEED NOT PAY PLANNED PREMIUMS, AND YOUR POLICY WILL NOT LAPSE SO LONG AS YOUR ACCOUNT VALUE IS SUFFICIENT TO PAY APPLICABLE CHARGES WHEN DUE.

Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse; timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Value (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

You may increase the amount of premiums paid under your policy at any time, except that such additional amounts must be equal to at least $50 each and are limited to an aggregate of $10,000 during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. See "Insurance Benefits" on page 16 of the Prospectus.

SUPPLEMENT, DATED MAY 1, 1998

TO PROSPECTUS, DATED MAY 1, 1998

                                                 The American Life
                                                 Insurance Company
                                                 of New York

                            INTRODUCTION AND SUMMARY

The Policy is a variable universal life insurance policy that enables you, within certain limits, to accommodate your changing insurance needs throughout your lifetime and changing economic conditions, within the framework of a single insurance policy. The Policy provides for death benefits, account values, policy loans, a variety of proceeds payment options and other features traditionally associated with life insurance. The Policy also allows you flexibility in the timing and amount of premium payments and the amount of insurance coverage, subject to certain restrictions, and permits you to allocate your premiums and transfer your Account Value among the Investment Alternatives, features that distinguish it from traditional insurance.

YOUR PREMIUM PAYMENTS. We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums unless you have preauthorized withdrawals from your bank or other account or premiums are payable under a Payroll Deduction Program. Within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances by paying unscheduled premiums, skipping scheduled premiums, or increasing or decreasing your scheduled premium. Each scheduled or unscheduled premium must be at least $50, except that there is no minimum scheduled premium for Policies with a Payroll Deduction Rider. See "The Policies--Premium Payments."

YOUR INVESTMENT ALTERNATIVES. You may allocate your premium payments to our General Account or to one or more Investment Funds. Amounts in the General Account are part of our general assets, and we pay interest on such amounts at an effective guaranteed minimum rate of 3% on an annual basis. Amounts held in the Investment Funds of the Separate Account are invested in shares of Underlying Fund Portfolios, and we do not guarantee the investment performance of those Portfolios. See "The Policies--Investment Alternatives."

PREMIUM ALLOCATION CHANGES AND TRANSFERS OF ACCOUNT VALUE. You may at any time change your instructions to us for allocations of future premium payments among the General Account and the Investment Funds, and you may transfer your Account Value among Investment Alternatives. See "The Policies--Premium Payments-- Allocation of Premiums" and "The Policies--Transfers."

CHARGES APPLICABLE TO ALL POLICIES. We make a monthly deduction from your Account Value to pay the cost of insurance, our administrative charge and the cost of riders to your Policy, if any. Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured is in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, cost of insurance rates will depend on the sex of the insured. For Policies with a Payroll Deduction Rider, cost of insurance rates are unisex. Our administrative charge is $2.00 per month, not to exceed 1/12 of 1% of your Account Value in the related month. We may increase the administrative charge, subject to applicable laws and regulations, but the charge per month may not be greater than $10.00. We currently do not deduct state premium taxes from your premium payments, but we reserve the right to do so in the future. See "The Policies--Charges and Deductions."

SEPARATE ACCOUNT CHARGES. A daily charge is imposed on the net assets of each Investment Fund to cover the administrative expenses and mortality and expense risks we assume under the Policies for Account Values in Investment Funds. The administrative expense charge, expense risk charge and mortality risk charge are at the annual rates of .40%, .15% and .70%, respectively. Currently, the administrative expense charge for the Fund that invests in the American Century VP Capital Appreciation Fund is at an annual rate of .20% and the charge for the Funds that invest in the Fidelity Portfolios is at an annual rate of approximately .30%, based on reimbursements the Insurance Company is receiving. We reserve the right, upon advance notice to you and subject to applicable laws and regulations, to increase the administrative charge to a maximum of .65% annually. See "The Policies--Charges and Deductions."

UNDERLYING FUND PORTFOLIO CHARGES. Investment advisory fees and other expenses are deducted from amounts invested by the Separate Account in the Underlying Fund Portfolios. Each investment adviser of an Underlying Fund Portfolio receives fees based on the average net assets of the Portfolio. Advisory fees cannot be increased without the consent of the shareholders of the Portfolio. The annual rates at which the Underlying Fund Portfolios paid advisory fees ranged from .125% to 1.00% of average net assets during 1997, and their total annual expenses ranged from .125% to 1.00% of average net assets during 1997. See the attached prospectuses for a complete description of the fees and other expenses paid by the Underlying Fund Portfolios.

PARTIAL WITHDRAWALS AND SURRENDER OF POLICY. Before the Maturity Date and while the insured is still living, you may make partial withdrawals of your Account Value (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. See "The Policies--Access to Account Values--Surrender and--Partial Withdrawals."

YOUR RIGHT TO BORROW FROM THE POLICY. You may borrow up to 95% of the portion of your Account Value allocated to the General Account, minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. Policy Loans are deducted from the amount otherwise due upon the surrender or maturity of the Policy or the death of the insured. See "The Policies--Access to Account Values--Policy Loans."

BASIC DEATH BENEFIT PLANS. You may choose as your Basic Death Benefit either a Face Amount Plan, which generally provides a level death benefit, or a Face Amount Plus Plan, which provides for a death benefit that varies as your Account Value changes. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. See "The Policies-- Insurance Benefits."

SUPPLEMENTAL BENEFITS. We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider for which you would pay an additional monthly fee. See "The Policies--Supplemental Insurance Benefits."

ACCELERATED BENEFIT. Depending on the laws of your state, an Accelerated Benefit may be available to you under your Policy or by rider to the Policy. Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured died when the insured is determined to have less than one year to live. You must pay an administrative fee of $250 at the time the Accelerated Benefit is paid. See "The Policies--Access to Account Values-- Accelerated Benefit" and "The Policies--Charges and Deductions--Accelerated Benefit Fee."

YOUR INITIAL RIGHT TO RETURN POLICY. For a period of 10 days after you receive your Policy (or a longer period as required by applicable state law for Policies sold by direct mail or as replacement policies), you may return it and have your premiums returned. See "The Policies--Policy Issue--Right to Examine Policy."

FEDERAL TAX CONSIDERATIONS. We believe that a Policy issued on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition. Generally, a Policyowner should not be deemed to be in constructive receipt of Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

Under certain circumstances relating to cumulative premiums paid under a Policy and the death benefit payable, a Policy may be treated as a special type of life insurance called a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy Loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59 1/2, any such distributions generally will be subject to a 10% penalty tax. If a premium is credited that would cause a Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium the Policy will become a Modified Endowment Contract. See "Federal Tax Considerations."

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, Policy Loans will not be treated as distributions. Finally, neither distributions nor Policy Loans under a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. See "Federal Tax Considerations."

                                  THE POLICIES

POLICY ISSUE

An applicant must submit to us a completed application for a Policy. American Life will issue a Policy only if it has a Face Amount of at least $25,000, except that the minimum Face Amount is $5,000 for Policies with a Payroll Deduction Rider. American Life reserves the right to decline to issue a Policy with a Face Amount of more than $1 million. An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children, or the spouse and minor children may apply as owners of Policies. All Policies issued in connection with a Payroll Deduction Program will have a Payroll Deduction Rider.

Before issuing a Policy, we will require evidence of insurability satisfactory to us. For individuals age 50 or less applying for Policies with a Face Amount of $100,000 or less, the information needed to determine insurability ordinarily will be contained in the application. For Policies with larger Face Amounts and/or applicants over age 50, a medical underwriting usually will be required. We may use outside sources to verify information contained in the application. For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Persons failing to meet standard underwriting requirements nonetheless may be eligible to purchase a Policy, but cost of insurance charges on such a Policy will be increased to reflect the additional mortality risks assumed by American Life in insuring a person who is a "substandard risk."

The Issue Date will be set forth on the Policy Specification Pages of your Policy. The Policy will be issued upon our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment.

RIGHT TO EXAMINE POLICY. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon such cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period (up to 30 days) to examine the Policy if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.

PREMIUM PAYMENTS

SCHEDULED PREMIUMS. For your convenience, we will specify a "scheduled premium" of at least $50 to be paid at intervals you select in your application and will send you notices of when such scheduled premiums should be paid, except that notices will not be sent if you have preauthorized withdrawals from your bank or other account to pay scheduled premiums. For Policies with a Payroll Deduction Rider there is no minimum scheduled premium, and scheduled premiums in the amount specified by the employee for all Policies owned by the employee and, if applicable, owned by the employee's spouse and minor children, will be deducted on each pay date without notice of upcoming payments. For Policies with a Payroll Deduction Rider, from the date the employee through which the Policies were purchased is no longer participating in a Payroll Deduction Program, we will require scheduled premiums to be paid not more frequently than monthly and will send notices of when such scheduled premiums should be paid, unless payment has been preauthorized. We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. See "Federal Tax Considerations".

You ordinarily may change the amount or interval of your scheduled premiums at any time. However, scheduled premiums may not be decreased to less than the applicable minimum. Evidence of insurability will be required for an increase in scheduled premiums when an increase in the scheduled premium would increase your Policy's Basic Death Benefit. See "Insurance Benefits" below.

Failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but rather on whether, on each Monthly Anniversary Day, your Account Value (which will vary with the performance of your Investment Accounts) is sufficient to permit the deduction of all charges due on that day. See "Lapse and Reinstatement" below. Scheduled premiums are permitted to be paid even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See "Insurance Benefits."

UNSCHEDULED PREMIUMS. You ordinarily may pay unscheduled premiums of at least $50 at any time. However, unscheduled premiums are limited to $10,000 in a given Policy Year, and evidence of insurability will be required if the unscheduled premium would increase the Policy's Basic Death Benefit. See "Insurance Benefits" below.

LIMITATION ON PREMIUMS. Premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code will be refused and returned to you. See "Federal Tax Considerations".

ALLOCATION OF PREMIUMS. You may designate the portion of your premiums to be allocated to any of the Investment Funds or to the General Account. Your allocation instructions must be expressed as a percentage of the total premium, using any whole percentage up to 100%. The total of such allocation percentages at any one time must equal 100% of the premium then being paid. Premiums are credited as of the Valid Transaction Date.

You may at any time change how premiums are allocated under your Policy by sending a Written Request to our Processing Office or by telephone request. See "Other Matters--Transfers, Withdrawals and Reallocations by Telephone." A request to change your allocation instructions must conform to the requirements for initial allocations. No change in allocation will be effective until we have received and had the opportunity to act on your request for change. Premiums paid on or after the effective date of the change will be allocated in the manner requested.

INVESTMENT ALTERNATIVES

You may allocate your Policy's Account Value to or among the General Account or any of the Investment Funds.

INVESTMENT FUNDS. Any portion of Account Value allocated to an Investment Fund of the Separate Account is not guaranteed, but rather will vary in value with the investment performance of the Underlying Fund Portfolio whose shares are held by that Investment Fund. Currently there are sixteen Investment Funds, each corresponding to a different Underlying Fund Portfolio. More detailed information about the Underlying Fund Portfolios, including risks, charges and expenses, may be found in the current prospectuses for Mutual of America Investment Corporation (the "Investment Corporation"), Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), Scudder Variable Life Investment Fund ("Scudder"), the American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"), and the Calvert Social Balanced Portfolio (formerly known as Calvert Responsibly Invested Balanced Portfolio) of Calvert Variable Series, Inc. ("Calvert"), which are attached to this Prospectus. Each applicable prospectus should be read for a complete evaluation of the Investment Alternatives. Below is a summary description of each Underlying Fund Portfolio.

INVESTMENT CORPORATION MONEY MARKET FUND

The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term debt securities. An investment in the Fund is neither insured nor guaranteed by the United States Government.

INVESTMENT CORPORATION ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index"). The objective for approximately 60% of the assets of the All America Fund (the "Indexed Assets") is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The Indexed Assets are invested in the same manner as the Equity Index Fund (see below).

The investment objective for the remaining approximately 40% of the assets (the "Active Assets") is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The Active Assets are invested by three subadvisers and Mutual of America Capital Management Corporation ("Capital Management"). Capital Management allocates the Active Assets to maintain, to the extent practicable under current market conditions, approximately equal amounts among the subadvisers and the Adviser. See "Charges and Deductions--Fees and Expenses of Underlying Funds."

INVESTMENT CORPORATION AGGRESSIVE EQUITY FUND

The Aggressive Equity Fund is divided by Capital Management into two segments so as to utilize two investment styles.

The investment objective for approximately 50% of the assets of the Fund (the "Aggressive Growth Portfolio") is to achieve capital appreciation by investing in companies believed to possess above-average growth potential. Growth can be in the areas of earnings or gross sales which can be measured in either dollars or in unit volume. Growth potential is often sought in smaller, less well-known companies in new and emerging areas of the economy, but may also be found in large companies in mature or declining industries that have been revitalized and hold a strong industry or market position.

The investment objective for the other approximately 50% of the assets of the Fund (the "Aggressive Value Portfolio") is to achieve capital appreciation by investing in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.

INVESTMENT CORPORATION EQUITY INDEX FUND

The investment objective of the Equity Index Fund is to provide investment results to the extent practical that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

INVESTMENT CORPORATION BOND FUND

The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Fund will consist primarily of publicly traded debt securities, such as bonds, notes, debentures and equipment trust certificates. The Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Fund also may invest to a limited extent in lower rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

INVESTMENT CORPORATION SHORT-TERM BOND FUND

The primary investment objective of the Short-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates, which will produce a portfolio with an average maturity of one to three years. The Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Fund may also invest to a limited extent in lower rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

INVESTMENT CORPORATION MID-TERM BOND FUND

The primary investment objective of the Mid-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates which will produce a portfolio with an average maturity of three to seven years. The Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Fund may also invest to a limited extent in lower rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

INVESTMENT CORPORATION COMPOSITE FUND

The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly traded common stocks, publicly traded debt securities and money market instruments. The Fund will seek to achieve long term growth of its capital and increasing income by investments in common stock and other equity type securities, and a high level of current income through investments in publicly traded debt securities and money market instruments.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

FIDELITY VIP II CONTRAFUND PORTFOLIO

Contrafund Portfolio is a growth fund. It seeks to increase the value of an investment in the Portfolio over the long term by investing mainly in securities of companies that are undervalued or out-of-favor. These securities may be issued by domestic or foreign companies and many may not be well known. The Portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VIP II ASSET MANAGER PORTFOLIO

Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments. The Portfolio's adviser will normally allocate the Portfolio's assets among the three asset classes within the following investment parameters: 0-50% in short-term/money market instruments; 20-60% in bonds; and 30-70% in stocks. The expected "neutral mix", which the Portfolio's adviser would expect over the long-term, is 10% in short-term/money market instruments, 40% in bonds and 50% in stocks.

SCUDDER CAPITAL GROWTH PORTFOLIO

Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. It is impossible to accurately predict how long such alternate strategies may be utilized.

SCUDDER BOND PORTFOLIO

The Scudder Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or if unrated, in bonds judged by the Portfolio's adviser to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Portfolio's adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

SCUDDER INTERNATIONAL PORTFOLIO

Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in equity securities of established companies which do business primarily outside the United States and which are listed on foreign exchanges. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities. The Portfolio has no present intention of altering its general policy of being primarily invested under normal conditions in foreign securities. However, in the event of exceptional conditions abroad, the Portfolio may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. It is impossible to accurately predict how long such alternate strategies may be utilized.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

American Century VP Capital Appreciation Fund seeks capital growth by investing primarily in common stocks (including securities convertible into common stock) and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's manager, better-than-average prospects for appreciation. The Fund may purchase securities only of companies that have a record of at least three years' continuous operation. All securities must be listed on major stock exchanges or traded over-the-counter. Prior to May 1, 1997, this Fund was known as the TCI Growth Fund.

CALVERT SOCIAL BALANCED PORTFOLIO

Calvert Social Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed non-diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Portfolio. Prior to January 1, 1998, the Portfolio was known as the Calvert Responsibly Invested Balanced Portfolio.

SHARED FUNDING ARRANGEMENTS. Shares of the Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Contrafund and Asset Manager Portfolios, Scudder Capital Growth, Bond and International Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Social Balanced Portfolio (together, the "Shared Funds") currently are available to the separate accounts of a number of insurance companies. The Board of Directors of each Shared Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If we believe that a Shared Fund's response to any of those events insufficiently protects our Policyowners, we will take appropriate action. If any material irreconcilable conflict arises,the Investment Alternatives may be modified or reduced. See "Charter--FMR and its Affiliates" in the Fidelity Portfolios prospectus, "Investment Concept of the Fund" in the Scudder Variable Life Investment Fund prospectus, "Shareholders of American Century Variable Portfolios" in the American Century VP Capital Appreciation Fund prospectus, and "Purchase and Redemption of Shares" in the Calvert Social Balanced Portfolio prospectus for a further discussion of the risks associated with the offering of Shared Fund shares to our Separate Account and the separate accounts of other insurance companies.

GENERAL ACCOUNT. Any portion of Account Value allocated to the General Account is credited with interest at a rate we declare from time to time. The current rate will be shown in your initial Policy Specification Pages, and we will send you notice when we change the current rate. The Guaranteed Rate of Interest is the minimum interest rate we will pay. Interest is credited daily and compounded annually. The interest rate may be different for the portions of the General Account representing borrowed and unborrowed amounts under your Policy. See "The Policies--Access to Account Values--Policy Loans".

Premiums allocated and transfers made to the General Account become part of the general assets of American Life, which support our insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in our General Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is subject generally to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus which relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ACCOUNT VALUE

The Account Value of your Policy at any time is your current value in the General Account plus the current value of the Investment Accounts maintained for you under your Policy. When you allocate amounts to an Investment Fund, we will credit the appropriate Investment Account of your Policy with "Accumulation Units" of that Investment Fund. The value of those Accumulation Units reflects the value of the Underlying Fund Portfolio shares held by that Investment Fund and the deduction each Valuation Day of administrative, mortality risk and expense risk charges at an aggregate annual rate of 1.25%. See "Charges and Deductions" below.

GENERAL ACCOUNT VALUE. The current value of your allocations to the General Account is equal to (i) the total of all amounts allocated under your Policy to the General Account, plus (ii) all interest accrued thereon, minus (iii) the sum of any withdrawals or transfers under the Policy from the General Account and all charges deducted from the General Account.

INVESTMENT ACCOUNT VALUES. The current value of any Investment Account under your Policy on any Valuation Day is equal to (i) the number of Accumulation Units of the Investment Fund associated with that Investment Account credited to your Policy on that Valuation Day, multiplied by (ii) the Accumulation Unit Value for that Investment Fund for the Valuation Period which includes that Valuation Day. On any Valuation Day, when an amount is allocated to, or withdrawn, transferred or deducted from, an Investment Account, the number of Accumulation Units to be credited to or charged against your Policy will be (i) the amount so allocated, withdrawn, transferred or deducted, divided by (ii) the Accumulation Unit Value for the specified Investment Fund for that Valuation Day.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is the Accumulation Unit Value for that Investment Fund for the preceding Valuation Period multiplied by the Accumulation Unit Value Change Factor for that Investment Fund for the current Valuation Period. The Accumulation Unit Value Change Factor for a Valuation Period is (i) divided by (ii), where (i) is the asset value of the Investment Fund at the end of the current Valuation Period before any amounts are allocated to, or withdrawn, deducted or transferred from, that Investment Fund during the Valuation Period, divided by the asset value of that Investment Fund at the end of the preceding Valuation Period after any change in the number of Accumulation Units for that Valuation Period, and (ii) is 1.00 plus the component of total Separate Account charges for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

TRANSFERS

You may transfer all or any part of your Account Value (excluding any amounts in the General Account representing Policy Loans) between and among the General Account and any of the Investment Accounts.

All transfer requests must be made in a manner satisfactory to us, including specification of the General Account and/or the Investment Accounts involved. Transfer requests will be effective on their Valid Transaction Dates. The amount to be transferred may be designated in your transfer request as (a) a dollar amount, (b) a number of Accumulation Units (if you are transferring Account Value from one of your Investment Accounts), or (c) any whole percentage of the value of the General Account or Investment Account.

If the transfer is from the General Account, the amount to be transferred will be the lesser of (a) the amount requested or (b) the amount in the General Account as of the date of transfer that exceeds any amount therein held as collateral for Policy Loans. If the transfer is from an Investment Account, the amount to be transferred will be the lesser of (a) the amount requested and (b) the amount that is in that Investment Account as of the date of the transfer. Transfers from an Investment Account will be effected by cancelling Accumulation Units of the associated Investment Fund credited to your Account Value in an amount equal to the amount to be transferred; transfers to an Investment Account will be effected by crediting additional Accumulation Units of the associated Investment Fund to your Account Value in an amount equal to the amount to be transferred. All values will be calculated using Accumulation Unit values calculated for each Investment Fund involved on the date of the transfer.

ACCESS TO ACCOUNT VALUES

You may obtain all or part of your Account Value by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. If the insured has a terminal illness, you also may be eligible to obtain an Accelerated Benefit payment, as described below. Each of these transactions may have tax consequences, and certain transactions may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" below.

SURRENDER. At any time prior to the Maturity Date, while the insured is alive, you may surrender your Policy and obtain the Surrender Proceeds, which consists of your Account Value minus any Policy Loans outstanding at the time of surrender. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office. We will pay the Surrender Proceeds on the Valid Transaction Date of the surrender, provided that the insured is alive on that date, and all insurance benefits under your Policy will then cease.

PARTIAL WITHDRAWALS. At any time prior to the Maturity Date, while the insured is alive, you may withdraw part of your Account Value. A partial withdrawal must be in an amount of at least $500, may not reduce the Account Value to less than $100, and cannot exceed the Account Value minus any Policy Loans. We reserve the right to limit the number of partial withdrawals in one Policy Year, although no such limit currently is imposed.

A partial withdrawal will affect both your Account Value and the amount of your Basic Death Benefit. If you have a Face Amount Plan, we will reduce both your Account Value and your Face Amount by the amount of any withdrawal, and we will send you revised Policy Specification Pages reflecting the Face Amount decrease. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. If you have a Face Amount Plus Plan, we will reduce your Account Value by the amount of the withdrawal. A partial withdrawal will not be allowed if it would reduce the Face Amount below the minimum for the Policy. For a discussion of the two Basic Death Benefit plans, see "Insurance Benefits" below.

POLICY LOANS. You may request a Policy Loan only on amounts held in, or transferred to, the General Account. You will pay interest on the Policy Loan, but the amount held in the General Account as collateral for your Policy Loan will accrue interest at a rate equal to the interest you pay on the Policy Loan less 2%.

We will grant a Policy Loan if the following prior conditions are met:

  (a) We receive at our Processing Office your Written Request for a loan;

  (b) The amount of the loan does not exceed 95% of the current value of the General Account, minus any existing Policy Loans;

  (c) The amount of the loan is at least $500;

  (d) The sole security for the loan is the Policy;

  (e) The Policy is assigned to us in a form acceptable to us; and

  (f) The Policy is in effect.

The interest rate on a Policy Loan will be the adjustable maximum interest rate that we can charge under applicable law. The adjustable maximum interest rate is the greater of (a) the Guaranteed Rate of Interest plus 1% per year or (b) the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto or, if that Moody's average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.

A new interest rate for Policy Loans will be effective beginning on the January 1 next following a change in the maximum rate. The adjustable maximum rate of interest on Policy Loans for each Policy is determined each December 1 on or after the Policy is issued. The Policy Loan interest rate may be increased whenever the adjustable maximum interest rate increases by 0.5% or more a year and must be reduced whenever the adjustable maximum interest rate decreases by 0.5% or more a year.

Interest on Policy Loans accrues daily and is due and payable at the end of the Policy Month in which the loan is made and at the end of each subsequent Policy Month. Any interest not paid when due becomes part of the Policy Loan and bears interest. We will notify you and any assignee on our records (a) at the time a loan is made under your Policy, of the initial rate of interest on that loan, and (b) at least 28 days in advance of an interest rate increase, of the terms of that increase. We will include in such notices the substance of the Policy provisions permitting an adjustable maximum interest rate, and specifying the frequency of interest rate determinations, as permitted by law.

We will not terminate the Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, and we will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no such interest rate change during that Policy Year.

You can repay Policy Loans in part or in full at any time if the insured is living and your Policy is in effect. If you do not repay a Policy Loan, it will be deducted from Surrender Proceeds, Maturity Proceeds or Death Proceeds.

If, on any Monthly Anniversary Day, Policy Loans exceed Account Value, then the grace period provisions will apply and you will be notified of the minimum payment you will have to make to prevent the Policy from lapsing. See "Lapse and Reinstatement" below.

ACCELERATED BENEFIT. To the extent permitted by your state's laws, the Policyowner may be eligible, under the terms of the Policy or a rider to the Policy, to be paid a lump-sum Accelerated Benefit, provided that the insured is determined to have a terminal illness (a state of health where the insured's life expectancy is 12 months or less). The amount of the Accelerated Benefit is the present value (discounted for a one-year period) of the lesser of (a) $200,000 or (b) 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated. The interest rate assumed in discounting the Accelerated Benefit will be no greater than the greater of (a) the current yield on 90-day U.S. treasury bills on the Valid Transaction Date or (b) the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, we must receive at our Processing
Office: (i) the Policy or, if applicable, the Accelerated Benefit rider; (ii) your Written Request for payment of the Accelerated Benefit; (iii) the Written Consent of all irrevocable beneficiaries, if any; and (iv) evidence satisfactory to us of the insured's terminal illness. In addition, the Policy must be in force on the date of your request and must not have been assigned (other than to us as security for a Policy Loan). Finally, the insured's terminal illness must not be a consequence of intentionally self-inflicted injuries. If the insured dies before a requested Accelerated Benefit payment is made, we will instead pay the Death Proceeds to the beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:
(a) a certification of such a state of health by a licensed physician who (i) has examined the insured, (ii) is qualified to provide that certification and
(iii) is neither the Policyowner, the insured, nor a family member of either; and (b) a second opinion or examination by a physician we designate (any such determination to be at our expense).

After an Accelerated Benefit payment is made, the Policy will continue in force, but with amounts otherwise payable under the Policy and any riders to it reduced by the percentage of the Death Proceeds (calculated as of the Valid Transaction Date) that has been "accelerated" by means of the Accelerated Benefit (i.e., the percentage derived by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date). The Policy's Face Amount, Account Value, Policy Loans and any Proceeds payable after the Accelerated Benefit payment is made all will be reduced by that percentage. However, any subsequent premiums and cost of insurance charges under the Policy will be payable based on the Account Value and Face Amount that were in effect prior to the payment of the Accelerated Benefit.

INSURANCE BENEFITS

DEATH PROCEEDS. Upon our receipt of due proof of the death of the insured while the Policy is in effect, the Death Proceeds will be payable to the beneficiary. The Death Proceeds are calculated as of the date of the insured's death. The beneficiary should provide written proof of death as soon as is reasonably possible. The Death Proceeds will be equal to the Basic Death Benefit plus any insurance benefits payable under any riders to the Policy, minus the sum of any Policy Loans and unpaid monthly deductions prior to the date of the insured's death.

BASIC DEATH BENEFIT. There are two Basic Death Benefit plans available under this Policy: the "Face Amount Plan" and the "Face Amount Plus Plan."

Under the Face Amount Plan, the Basic Death Benefit will be the greater of (a) the Policy's Face Amount on the date of the insured's death or (b) the Policy's Account Value on the date of the insured's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below. The Face Amount Plan generally provides you with a fixed death benefit because the Basic Death Benefit is based on the Face Amount. Premiums paid and the investment performance of your chosen Investment Alternatives will impact your Account Value and, accordingly, the amount at risk on which cost of insurance charges are imposed. See "Charges and Deductions--Cost of Insurance Charges" below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of
(a) the Face Amount on the date of the insured's death plus the Account Value on that date or (b) the Account Value on the date of the insured's death multiplied by the appropriate corridor percentage from the Corridor Percentage Chart set forth below. The Face Amount Plus Plan provides you with a variable death benefit because the Account Value, which is a component of the Basic Death Benefit, will vary with premiums paid and the investment performance of your chosen Investment Alternatives.

CORRIDOR PERCENTAGES. The Corridor Percentage Chart is based upon the insured's attained age on the date of the insured's death. These percentages are based upon the requirements of the Code and we reserve the right to change them in accordance with future revisions of the Code so that the Policy will continue to qualify as life insurance for purposes of the Code.

                           CORRIDOR PERCENTAGE CHART

ATTAINED     CORRIDOR      ATTAINED      CORRIDOR       ATTAINED        CORRIDOR
  AGE       PERCENTAGE       AGE        PERCENTAGE         AGE         PERCENTAGE
--------    ----------     --------     ----------     -----------     ----------
0-40           250%           54           157%            68             117%
   41          243            55           150             69             116
   42          236            56           146             70             115
   43          229            57           142             71             113
   44          222            58           138             72             111
   45          215            59           134             73             109
   46          209            60           130             74             107
   47          203            61           128          75 to 90          105
   48          197            62           126             91             104
   49          191            63           124             92             103
   50          185            64           122             93             102
   51          178            65           120             94             101
   52          171            66           119         95 or older        100
   53          164            67           118

FACE AMOUNT INCREASES AND DECREASES. From time to time, your life insurance needs may change. The Policy permits you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request. A change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code. We reserve the right to limit the amount of any increase or decrease. The current minimum for any requested change in Face Amount is $5,000. If the insured is not living on the effective date of a change, the change will not take effect. Following any change in Face Amount, we will send you new Policy Specifications Pages that update the information to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations."

A request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. To the extent applicable, a decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (i.e., the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

CHANGE OF BASIC DEATH BENEFIT PLAN. You may request a change in your Basic Death Benefit plan. The change will be effected in a way that keeps the Basic Death Benefit payable on the effective date of the change the same as it would have been without the requested change. If you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Value as of the effective date of the change. If you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Value as of the effective date of the change. We may require satisfactory current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan. A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we receive at our Processing Office your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).

MATURITY BENEFIT. If on the Maturity Date the insured is still living and the Policy is still in effect, the Maturity Proceeds will be payable. The Maturity Proceeds are equal to your Account Value, minus any Policy Loans and unpaid monthly deductions.

CHARGES AND DEDUCTIONS

COST OF INSURANCE CHARGES. Each Monthly Anniversary Day, charges are deducted to compensate American Life for the life insurance coverage to be provided in the next month. The amount to be deducted is equal to the product of (a) times
(b), where (a) is American Life's amount at risk (the Policy's Basic Death Benefit minus the Account Value as of the Monthly Anniversary Day) and (b) is an amount equal to the cost per $1,000 of insurance rate divided by $1,000. These rates will be no greater than those permitted under the 1980 Commissioners Standard Ordinary mortality table for the insured's premium class. Cost of insurance rates will vary according to the insured's age and premium class. For Policies without a Payroll Deduction Rider, rates also will vary according to the insured's gender. For Policies with a Payroll Deduction Rider and where required by law for any Policy, cost of insurance rates are unisex, i.e., the same rates apply for male and female insureds of the same age and rating classification. Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies with a Payroll Deduction Rider also are unisex.

Cost of insurance is computed separately for the initial Face Amount and for each increase in the Face Amount. The cost of insurance rates are based on the insured's age at the beginning of the Policy Year and on the applicable premium class. For the initial Face Amount, the premium class on the Issue Date will be used. For any increase in Face Amount, the premium class in effect at the time of that increase will be used.

Cost of insurance rates will be determined by us based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We may adjust the cost of insurance rates from time to time. Any adjustments will be made on a uniform basis. If the insured's premium class is standard, then the rates will never be greater than the guaranteed insurance rates shown in your Policy Specification Pages.

Cost of insurance charges will be deducted from the portion of Account Value, if any, allocated to the General Account. If no portion of Account Value has been allocated to the General Account, or if such allocation is insufficient to pay all of the cost of insurance charges, those charges will be deducted from Account Values allocated to one or more of the Investment Funds in the following order: (a) Investment Corporation Money Market Fund, (b) Investment Corporation Short-Term Bond Fund, (c) Investment Corporation Mid-Term Bond Fund, (d) Investment Corporation Bond Fund, (e) Scudder Bond Fund, (f) Investment Corporation Composite Fund, (g) Fidelity VIP II Asset Manager Fund,
(h) Calvert Social Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Corporation All America Fund, (k) Investment Corporation Equity Index Fund, (l) Fidelity VIP II Contrafund Fund, (m) Investment Company Aggressive Equity, (n) Scudder Capital Growth Fund, (o) Scudder International Fund, and (p) American Century VP Capital Appreciation Fund.

ADMINISTRATIVE CHARGES. To pay for expenses incurred by American Life in administering the Policies, a charge at an annual rate of 0.40% will be deducted from Separate Account assets each Valuation Day, and a charge of the lesser of $2.00 or 1/12 of 1% of Account Value will be deducted on each Monthly Anniversary Day (in the manner described above for cost of insurance charges). We reserve the right to increase these charges if the revenues from these charges are insufficient to cover our costs of administering the Policies. However, in no event will the .40% charge be increased to more than an annual rate of .65% or the $2.00 (or 1/12 of 1% of Account Value) charge increased to more than $10 per month. The charge at an annual rate of 0.40% with respect to the Separate Account's investment in the American Century VP Capital Appreciation Fund will be reduced to 0.20%, and with respect to the Separate Account's investments in the Fidelity Portfolios will be reduced to approximately .30%, to the extent we are reimbursed for certain expenses, as discussed below under "Fees and Expenses of Underlying Funds".

MORTALITY AND EXPENSE RISKS CHARGES. Each Valuation Day a deduction is made from Separate Account Assets for mortality and expense risks assumed by American Life in connection with the Policies. The mortality risk charge, at an annual rate of 0.70%, compensates American Life for assuming the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates. The expense risk charge, at an annual rate of 0.15%, compensates American Life for the risk that its expenses incurred in administering the Policies will be greater than it estimated. American Life will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

FEES AND EXPENSES OF UNDERLYING FUNDS. Each Investment Fund of the Separate Account purchases shares of an Underlying Fund Portfolio at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund Portfolio. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are attached to this Prospectus.

Each Investment Corporation Fund receives investment advice from Capital Management, an indirect, wholly-owned subsidiary of Mutual of America. Capital Management receives from each such Fund a fee calculated as a daily charge at the annual rate of .25% of the value of the net assets in the Money Market Fund; .125% of the value of the net assets in the Equity Index Fund; .50% of the value of the net assets in the All America, Bond, Short-Term Bond, Mid-Term Bond and Composite Funds; and .85% of the value of the net assets in the Aggressive Equity Fund. Capital Management, which serves as investment adviser of each Investment Corporation Fund, voluntarily pays all of the expenses of the Funds other than advisory fees, brokers' commissions, transfer taxes and other fees relating to portfolio transactions. See "The Funds' Expenses" in the Investment Corporation prospectus.

Capital Management, with respect to the Active Assets of the All America Fund, has entered into subadvisory agreements (each a "Subadvisory Agreement") with three professional advisers: Palley-Needelman Asset Management, Inc. ("Palley-Needelman"), Oak Associates, Ltd. ("Oak Associates") and Fred Alger Management, Inc. ("Alger Management"). Capital Management, at its own expense, pays to the Subadvisers an amount calculated as a daily charge at the following annual rates: Palley-Needelman, .30%; Oak Associates, .30%; and Alger Management,
 .45%; of the value of the net assets for which each Subadviser is providing investment advisory services.

Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Contrafund Portfolio and Fidelity VIP II Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company ("FMR"). FMR receives from each Portfolio a fee, calculated as a daily charge and payable monthly, that is a sum of two components multiplied by average net assets. The components are a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR, which cannot exceed .52% and declines as assets rise, and an individual fund fee rate. The effective group fee rate as of December 31, 1997 was .30%, and the individual fund fee rates for the Equity-Income, Contrafund and Asset Manager Portfolios are .20%, .30% and .25%, respectively.

Pursuant to service agreements, Fidelity Investments Institutional Operations Company, Inc., the transfer agent for the Fidelity Portfolios, reimburses the Insurance Company at an annual rate of .04%, and Fidelity Distributors Corporation (directly or through Fidelity Management & Research Company) pays compensation for distribution expenses at an annual rate of .06%, of the aggregate amount of the Separate Account's investment in the Fidelity Portfolios, with payment made quarterly in arrears. The .04% reimbursement is limited to a maximum for any calendar quarter of $1,000,000 payable to the Insurance Company and Mutual of America. The .06% reimbursement will be made for a quarter so long as the aggregate amount of the investments by the separate accounts of the Insurance Company and Mutual of America in the Fidelity Portfolios during that quarter equals at least $100 million in average net assets. The Insurance Company will reduce the administrative expense charge for the Separate Account Funds that invest in the Fidelity Portfolios to the extent the Insurance Company receives a reimbursement for such Funds.

Each Scudder Portfolio receives investment advice from Scudder, Kemper Investments, Inc., and Scudder, Kemper Investments, Inc. receives from each such Scudder Portfolio a fee calculated as a daily charge at the annual rate of
 .475% of the average net assets in the Scudder Bond Portfolio, .475% of the average net assets for the first $500 million and .450% over $500 million in the Scudder Capital Growth Portfolio, and .875% of the average net assets for the first $500 million and .725% over $500 million in the Scudder International Portfolio. Also, there may be deducted from each Scudder Portfolio up to an additional .275% of the average net assets in the Scudder Capital Growth Portfolio and the Scudder Bond Portfolio, and .625% of the average net assets in the Scudder International Portfolio, for expenses incurred by such Portfolio.

Pursuant to the Participation Agreement between Scudder and American Life, American Life will make a capital contribution to Scudder when the annual operating expenses of either or both of the Capital Growth and Bond Portfolios exceed .75% of their respective average net assets, and when such expenses of the International Portfolio exceed 1.5% of its average net assets. American Life will pay its pro rata portion, allocated among certain insurance companies that purchase shares of the Capital Growth and Bond Portfolios, of the amount required to reduce the annual operating expenses of such Portfolios to the specified percentages.

American Century VP Capital Appreciation Fund receives investment advice from American Century Investment Management, Inc., and American Century Investment Management, Inc. receives from the American Century VP Capital Appreciation Fund a fee calculated as a daily charge at the annual rate of 1.00% of the assets of the American Century VP Capital Appreciation Fund. Many investment companies pay smaller management fees than the aforesaid fee paid by American Century VP Capital Appreciation Fund to American Century Investment Management, Inc. However, American Century Variable Portfolios, Inc. has stated in the prospectus for the American Century VP Capital Appreciation Fund, which is attached to this Prospectus, that most, if not all, of such companies also pay, in addition, certain of their own expenses, while all expenses except brokerage, taxes, interest, fees and expenses of non-interested directors (including counsel fees) and extraordinary expenses are paid by American Century Investment Management, Inc.

Pursuant to the Fund Participation Agreement among the Insurance Company, American Century Variable Portfolios, Inc. and American Century Investment Management, Inc., American Century Investment Management, Inc. pays the Insurance Company for certain administrative savings resulting from that agreement. Currently, that payment is an amount equal to .20% per annum of the average amount of the Separate Account's investment in American Century VP Capital Appreciation Fund, provided the aggregate amount of the Separate Account's investment and the investments of other separate accounts of the Insurance Company and Mutual of America in the American Century VP Capital Appreciation Fund for that month exceeds $10 million. The administrative fees assessed against the Separate Account Fund holding shares of American Century VP Capital Appreciation Fund are reduced by the full amount of such payments to the Insurance Company.

Calvert Social Balanced Portfolio receives investment advice from Calvert Asset Management Company, Inc., and the Sub-Advisor to the Portfolio is NCM Capital Management Group, Inc., which manages the equity portion of the Portfolio. Calvert Asset Management Company, Inc. receives from Calvert Social Balanced Portfolio a monthly base fee computed on a daily basis at an annual rate of 0.70% (subject to adjustment as described below) of average net assets of the Portfolio. Calvert Asset Management Company, Inc. pays the Sub-Advisor's Fee. Calvert Asset Management Company, Inc. and the Sub-Advisor may earn (or have their fees reduced by) performance fee adjustments based on the extent to which the Portfolio exceeds or trails the Lipper Balanced Funds Index. The performance adjustments could cause the annual rate to be as high as .85% or as low as .55% of average net assets.

ACCELERATED BENEFIT FEE. A one-time administrative fee will be deducted from the Policyowner's Accelerated Benefit if and when payment of an Accelerated Benefit payment is made. See "The Policies--Access To Account Values-- Accelerated Benefit." The amount of the Accelerated Benefit fee is $250.

PREMIUM TAXES. We currently do not deduct state premium taxes from your premium payments. American Life reserves the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Investment Funds. Currently, most state premium taxes range from 2% to 4%. See "Federal Tax Considerations--American Life's Taxes".

SUPPLEMENTAL INSURANCE BENEFITS

Subject to certain requirements, we may in the future make one or more supplemental insurance benefits available by rider to your Policy, including ones providing accidental death coverage and coverage for children of an insured. Initially, supplemental insurance benefits will be available only for Policies with Payroll Deduction Riders. The cost of any supplemental benefits will be deducted from your Account Value on each Monthly Anniversary Day.

An accidental death benefit rider provides that if the insured dies as a result of an accidental bodily injury, American Life will pay an accidental death benefit equal to the initial Face Amount of the Policy (to a maximum of $200,000). The monthly cost per thousand of coverage for the accidental death benefit rider will be $.10. All unmarried dependent children between 14 days and 18 years of age may be included under a children's term rider. Each additional child is insured automatically when 14 days old at no increase in premium. Insurance continues to age 21 of the child or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, each covered child has the opportunity of purchasing $5,000 of life insurance for each $1,000 of children's term rider. The premium charged for the converted policy will be at the standard rates then in effect. The total monthly cost per $1,000 of coverage for all covered children is $.60 to a maximum of $5,000 per child.

LAPSE AND REINSTATEMENT

If, on any Monthly Anniversary Day, deduction of the charges then due would result in the Account Value, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period, but if the insured dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction.

We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If no such payment has been received in our Processing Office prior to the expiration of the grace period, then the Policy will lapse and have no value.

A lapsed Policy can be reinstated during the insured's lifetime if all of the following conditions are met:

  (a) The Policy lapsed because the grace period ended without the required payment having been made.

  (b) The Policy is reinstated within three years of the end of the grace period.

  (c) The Policy has not been surrendered.

  (d) We receive from you evidence that the insured is insurable by our standards.

  (e) You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months.

  (f) You pay any insurance charges not paid during the grace period.

  (g) We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date it is approved by us. The Account Value on the effective date of reinstatement will be whatever the premium paid at such time will provide. Cost of insurance charges subsequent to a reinstatement will be based upon the insured's premium class as of the reinstatement rather than his or her premium class when the Policy was initially issued.

                    AMERICAN LIFE AND SEPARATE ACCOUNT NO. 3

AMERICAN LIFE

American Life was organized under the laws of the State of New York in 1955 and currently is authorized to transact business in 50 states, the District of Columbia and the United States Virgin Islands. It is an indirect wholly-owned subsidiary of Mutual of America, a mutual life insurance company also organized under New York law. American Life's home office is located at 320 Park Avenue, New York, New York 10022.

American Life engages in the sale of individual and group life insurance, group disability, individual annuities and pension plans. American Life invests the assets it derives from its business in the manner permitted under applicable state law. As of December 31, 1997, it had total assets of approximately $1.3 billion.

American Life's operations as a life insurance company are reviewed periodically by various independent rating agencies such as A.M. Best & Company, Standard & Poor's Corporation and Duff & Phelps Credit Rating Company. Such agencies publish their ratings. From time to time American Life obtains reprints and distributes these rating reports in whole or in part or summaries of them to be given to the public. The ratings concern American Life's operations as a life insurance company and do not imply any guarantees of performance of the Separate Account.

THE SEPARATE ACCOUNT

The Separate Account was established pursuant to a resolution adopted by American Life's Board of Directors on February 23, 1993. The Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the 1940 Act. Registration with the Commission does not involve supervision by the Commission of management or investment practices or policies of the Separate Account or American Life.

The Separate Account is divided into sixteen distinct sub-accounts (the "Investment Funds"), each of which invests in the shares of a single Underlying Fund Portfolio. The assets of each Investment Fund are the property of American Life. The Separate Account assets attributable to the Policies and to any other life insurance policies funded by the Separate Account are not chargeable with liabilities arising out of any other business American Life may conduct. The income, capital gains and capital losses of each Investment Fund are credited to or charged against the net assets held in that Investment Fund, without regard to the income, capital gains and capital losses arising out of the business conducted by any other Investment Fund or out of any other business that American Life may conduct.

American Life does not guarantee the investment performance of the Separate Account as a whole or of any of the Investment Funds. Your Account Value with respect to the Investment Accounts will depend upon the value of the assets held in the Investment Fund(s) you select. Accordingly, you bear the full investment risk for all amounts allocated to the Separate Account.

The Separate Account and American Life are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which American Life is licensed to do business.

                           FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all situations. Special tax rules may be applicable to certain purchase situations not discussed in this Prospectus. A detailed description of the Federal income tax consequences related to the purchase of the Policies cannot be made in this Prospectus. In addition, no attempt is made here to consider any applicable state or other tax laws. This discussion of Federal tax considerations is based upon American Life's understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. No representation is made concerning the likelihood of continuation of the present Federal income tax laws or of the current interpretations of those laws by the Internal Revenue Service ("IRS").

WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION INVOLVING THE POLICIES. FOR DETAILED INFORMATION AND ADVICE REGARDING THE TAX CONSEQUENCES TO YOU OF PURCHASING A POLICY OR OF EFFECTING ANY TRANSACTION UNDER THE POLICIES, COUNSEL OR OTHER QUALIFIED TAX ADVISERS SHOULD BE CONSULTED.

TAX STATUS OF THE POLICIES

Section 7702 of the Code defines "insurance contract" for Federal income tax purposes. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

Based primarily upon IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702 issued on July 5, 1991, American Life believes that a Policy issued on the basis of a standard premium class should meet the
Section 7702 definition of a life insurance contract. There is less guidance, however, concerning whether a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk) meets the Section 7702 definition of life insurance contract. Thus, it is not clear whether or not such a Policy would meet that definition, particularly if the Policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, American Life may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For that reason, American Life reserves the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Fund Portfolios, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. American Life believes that the Separate Account will thus meet the diversification requirement, and American Life will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. It is not clear whether additional guidance in this regard will be provided or whether it will be applied solely on a prospective basis. It is possible that if additional guidance on this issue is promulgated, the Policy may need to be modified to comply with that guidance. Accordingly, American Life reserves the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. American Life believes that the Proceeds and Account Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, a change of insured, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary.

Generally, the Policyowner will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract", discussed below. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A distribution from a Policy that is not a Modified Endowment Contract is generally treated as a tax-free recovery by the Policyowner of the investment in the Policy (described below) to the extent of that investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax applicable to certain distributions received or loans taken from a Policy that is a Modified Endowment Contract.

MODIFIED ENDOWMENT CONTRACTS. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. Policies are considered to be Modified Endowment Contracts if they fail the "seven pay test" described below. That test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) exceeds a certain level in relation to the then current death benefit.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven pay test"). The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Value at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited that would cause a Policy to become a Modified Endowment Contract, American Life will notify the Policyowner that unless a refund of the excess premium is requested by the Policyowner, the Policy will become a Modified Endowment Contract. The notification will provide instructions and time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions from such a Policy, including distributions upon surrender and partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Account Value immediately before the distribution over the investment in the Policy (described below) at that time. Second, loans taken from or secured by such a Policy are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount is treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Policyowner attains age 59 1/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary. All Modified Endowment Contracts that are issued by American Life (or its affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of, or is financially interested in the business carried on by, that taxpayer will not be tax deductible to the extent the aggregate amount of the loans with respect to contracts covering that individual exceeds $50,000. The deduction of interest on Policy Loans may also be subject to other restrictions under Section 264 of the Code.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent that the amount has been included in the gross income of the Policyowner).

ESTATE TAXES. The Death Proceeds payable under the Policy are includable in the insured's gross estate for federal estate tax purposes if the Death Proceeds are paid to the insured's estate or if the Death Proceeds are paid to a beneficiary other than the estate and the insured either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

Whether or not any federal estate tax is payable with respect to Death Proceeds that may be included in an insured's gross estate depends on a variety of factors, including the following. A smaller size estate may be exempt from federal estate tax because of a current estate tax credit which generally is equivalent to an exemption of $600,000. (After 1998, the estate tax credit will increase in increments until 2006, when it will reach the equivalent of an exemption of $1 million.) In addition, Death Proceeds paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, Death Proceeds paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

If the Policyowner is not the insured, and the Policyowner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the Policyowner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

AMERICAN LIFE'S TAXES

At the present time, American Life makes no charge to the Separate Account or otherwise for any Federal, state or local taxes that American Life incurs that may be attributable to the Separate Account or to the Policies. American Life reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                                 OTHER MATTERS

VOTING RIGHTS

Because American Life is the legal owner of the shares of the Underlying Funds in which the Separate Account invests, American Life has the right to vote on all matters submitted to a vote of shareholders of the Underlying Funds or any Underlying Fund Portfolio. However, based upon its interpretation of applicable law and so long as the Securities and Exchange Commission continues to interpret the 1940 Act as requiring pass-through voting privileges, American Life will vote Underlying Fund shares held in the Investment Funds in accordance with instructions received from Policyowners with Account Values allocated to those Investment Funds. Other insurance companies with separate accounts that purchase shares of Underlying Fund Portfolios also will give their policyholders the right to vote on matters submitted to that Underlying Fund or Underlying Fund Portfolio.

Underlying Fund Portfolio shares held in each Investment Fund for which no timely instructions are received from Policyowners, including shares not attributable to Policies, will be voted by American Life in the same proportion as those shares in that Investment Fund for which instructions are received. If applicable securities laws (or present interpretations thereof) change in a way that would permit American Life to vote in its own right the shares of Underlying Funds held in the Separate Account, it may elect to do so.

The number of Underlying Fund shares for which voting instructions may be given (including fractional shares) will be determined by American Life as of a date set by the Underlying Fund, which will be not more than 90 days prior to any meeting of Underlying Fund shareholders. The number of shares for which instructions may be given by a Policyowner is determined by dividing the portion of the Policyowner's Account Value allocated to the Investment Fund by the value of one share of the Underlying Fund Portfolio held by that Investment Fund.

American Life may, if required by state insurance officials, disregard voting instructions that would require shares to be voted to cause a change in the sub-classification or investment policies of an Underlying Fund Portfolio, or to approve or disapprove an investment management contract for an Underlying Fund Portfolio. In addition, American Life may disregard voting instructions that would require changes in the investment policies or investment adviser of an Underlying Fund Portfolio, provided that American Life reasonably disapproves such changes in accordance with applicable federal regulations. If American Life disregards any voting instructions, it will advise Policyowners of that action, and its reasons therefor, in its next communication to Policyowners.

TRANSFERS, WITHDRAWALS AND REALLOCATIONS BY TELEPHONE

Requests by Policyowners for transfers among Investment Alternatives or withdrawals, or changes in the formula for allocation of premiums may be made by telephone in lieu of Written Requests. Requests by telephone, however, may be made only if a Policyowner has received a Personal Identification Number, which American Life provides automatically, and agreed to use it in accordance with the applicable rules and requirements. Thereafter, the Policyowner may contact

American Life by telephone (800-872-5963) and request the desired transaction or change. Transfers requested by telephone will go into effect on the date on which the request is made, if received by 4 P.M. Eastern Standard Time (or Daylight Savings Time, as applicable), at the next calculated price. American Life reserves the right to suspend or terminate the right to request transfers, withdrawals or reallocations by telephone at any time. Although failure to follow reasonable procedures may result in American Life's liability for losses due to unauthorized or fraudulent telephone transfers, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. American Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures shall include confirming certain information, tape recording all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

We offer a Dollar Cost Averaging program that allows you to preauthorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Investment Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and at least 12 transfers must be scheduled. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically cease if the amount in the General Account (minus any outstanding Policy Loans) is insufficient to support the next scheduled transfer, and you may request termination of participation at any time by request to our Processing Office.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle by reducing the average cost of purchasing Underlying Fund Portfolio shares through the Investment Funds of the Separate Account to less than the average price of the shares on the same purchase dates. This effect occurs because greater numbers of shares are purchased when the share prices are lower than when prices are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

NOTICES AND REPORTS TO POLICYOWNERS

Within 30 days after each calendar quarter, American Life will send you a statement showing, among other things, your Account Value, premiums received, charges incurred and information concerning any Policy Loans. You will be sent a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units of Investment Accounts, except that you will receive quarterly summaries of such transactions under a Payroll Deduction Program, sent within five business days after the end of the quarter. Approximately 20 days prior to the date of a scheduled premium, you will be sent a notice of the amount and due date of that scheduled premium, except that no notices will be sent for scheduled premiums payable under a Payroll Deduction Program or pursuant to a preauthorization of withdrawals from your bank or other account. You also will be sent an annual and semi-annual report for the Separate Account and each Underlying Fund Portfolio, which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

Mutual of America, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as the principal underwriter and distributor of the Policies. The Policies are offered continuously without a sales charge through employees of American Life and certain employees of Mutual of America. Such employees are salaried employees of American Life or Mutual of America and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are licensed agents of American Life and are duly qualified registered representatives of Mutual of America. American Life has entered into a Distribution and Administration Agreement with Mutual of America. Under this agreement, American Life pays Mutual of America the cost to Mutual of America of its performance of services for American Life. Because the Policies have no sales load, the costs of distribution will necessarily be paid out of the profits of American Life, including any profits from the Policies' mortality and expense risks charges.

PROCEEDS PAYMENT OPTIONS

Unless otherwise specified in your Policy, Proceeds will be paid in one lump sum. If all or part of any Maturity Proceeds or Death Proceeds are paid in a lump sum, payment will include interest from the Maturity Date or the date of death to the date of payment, credited at the rate then being credited for amounts held at interest under the Interest Payments plan described below. However, while the insured is living, you may choose, or change the choice of, an optional payment plan for all or part of any Proceeds that may arise from your Policy. After Proceeds are applied under any of the optional plans, the payments will not be affected by the investment experience of any Investment Fund.

If you do not arrange for a specific optional payment plan before the insured dies, the beneficiary will have the right to choose an optional payment plan for all or part of any Death Proceeds payable to the beneficiary. If you do arrange for a specific choice, however, the beneficiary cannot change it after the insured dies.

If you change a beneficiary, any optional payment plan chosen previously will no longer be in effect unless you make a Written Request that it continue. A choice or change of optional payment plan must be sent in writing to our Processing Office. The amount of each payment made under a given optional payment plan must be at least $100. Once payments have commenced under any of these optional payment plans, the payment plan may not be changed.

THE PAYMENT PLANS AVAILABLE UNDER THE POLICY ARE:

INTEREST PAYMENTS. We will hold the Proceeds and pay interest to the payee at an effective rate of at least 3% compounded yearly. Principal is paid after the term of years specified at the time the interest payment plan is elected.

LIFE PAYMENTS. We will make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person of whose date of birth we have been provided written proof. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, the amount of remaining guaranteed payments for the minimum period will be discounted at an effective rate of 3% compounded yearly. The discounted amounts will be paid in one lump sum to the payee's estate unless otherwise provided.

PAYMENTS FOR A FIXED PERIOD. We will make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments will include interest at an effective rate of at least 3% compounded yearly. We may increase the effective annual rate of interest, and to the extent and for the period we do so, the payments will be greater.

PAYMENTS OF A FIXED AMOUNT. We will make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We will credit the unpaid balance with interest at an effective rate of at least 3% compounded yearly. The final payment under this option will be any balance equal to or less than one fixed amount payment.

RESERVATION OF RIGHT TO MAKE CHANGES

CHANGES TO SEPARATE ACCOUNT. Subject to applicable law, we reserve the right to
(a) add new Investment Funds to the Separate Account; (b) add a new separate account; (c) remove Investment Funds from the Separate Account; (d) combine any two or more Investment Funds; (e) combine any two or more separate accounts;
(f) transfer the assets we determine to be attributable to the class of contracts to which this Policy belongs from one Investment Fund of the Separate Account to another; (g) transfer the assets we determine to be attributable to the class of contracts to which this Policy belongs to another separate account; and (h) cause registration or deregistration of the Separate Account under the Investment Company Act of 1940. In the event that a material change in the underlying investments of the Separate Account results from our exercise of these rights, we will advise you of the change.

CHANGES IN POLICY COST FACTORS. Adjustments in policy cost factors (interest credited, insurance deductions and administrative charges) will be by class and based upon changes in future expectations for such elements as: investment earnings, mortality, persistency, expenses, and taxes. Any change in policy cost factors will be determined in accordance with procedures and standards on file with the insurance regulator of the jurisdiction in which this Policy is delivered. The frequency with which policy cost factors for in-force Policies will be reviewed will be once every five Policy Years, or whenever the premiums or factors for comparable new issues are changed. In no event, however, may the guaranteed insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy be changed to your detriment.

DEDUCTION OF PREMIUM TAXES. We reserve the right to deduct state premium taxes from premiums received. See "The Policies--Charges and Deductions--Premium Taxes."

MISCELLANEOUS POLICY PROVISIONS

LIMIT ON RIGHT TO CONTEST. The insurance issued under a Policy will not be contestable after it has been in force during the insured's lifetime: (a) with respect to the initial amount of insurance, for two years from the Issue Date;
(b) with respect to each increase in the amount of insurance requiring evidence of insurability, for two years from the effective date for that increase; and
(c) with respect to any amount of insurance that is reinstated, for two years from the effective date of the reinstatement. A contest of a Face Amount increase or of a reinstatement will be based only on the application for that increase or reinstatement.

SUICIDE EXCLUSION. If the insured commits suicide within two years from the Issue Date, we will pay no more than an amount equal to: (a) the sum of the Account Value and any insurance charges; minus (b) the sum of any Policy Loans. If there has been an increase in the Basic Death Benefit for which we had the right to require or did require evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

MISREPRESENTATION OR MISSTATEMENT OF AGE OR SEX. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

ASSIGNMENT. You must notify us in writing if you assign your Policy. No assignment will be binding until it has been received and recorded at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

NON-PARTICIPATION. This is a non-participating policy, which means that it will not share in our profits or surplus earnings through payment of dividends or otherwise.

EXECUTIVE OFFICERS AND DIRECTORS

The name and position of each executive officer and director of American Life, and his or her principal occupation during the past five years, are set forth below. The business address of each person listed below is 320 Park Avenue, New York, NY 10022.

                       POSITIONS AND OFFICES WITH
        NAME                 AMERICAN LIFE           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
        ----          ---------------------------    -------------------------------------------
Manfred Altstadt      Senior Executive Vice        Senior Executive Vice President and Chief
                      President and Chief          Financial Officer, Mutual of America
                      Financial Officer;
                      Director
William Breneisen     Executive Vice President     Executive Vice President, Office of Technology,
                                                   Mutual of America, since March 1996; Senior Vice
                                                   President from July 1993 to March 1996; prior
                                                   thereto, Vice President
Jeremy J. Brown       Executive Vice President     Executive Vice President and Chief Actuary,
                      and Chief Actuary; Director  Mutual of America, since March 1997; Consulting
                                                   Actuary, Milliman & Robertson, from July 1994 to
                                                   March 1997; prior thereto, various positions in
                                                   Group Pension Department of Allmerica Financial
Patrick A. Burns      Senior Executive Vice        Senior Executive Vice President and General
                      President and General        Counsel, Mutual of America, since February 1994;
                      Counsel; Director            prior thereto, Executive Vice President and
                                                   General Counsel
Richard J. Ciecka     Director                     Director and Vice Chairman of the Board, Mutual
                                                   of America
William S. Conway     Executive Vice President;    Executive Vice President, Marketing, Mutual of
                      Director                     America
Rita Conyers          Executive Vice President;    Executive Vice President, Corporate
                      Director                     Communications and Executive Training, Mutual of
                                                   America
Salvatore R. Curiale  Senior Executive Vice        Senior Executive Vice President, Technical
                      President; Director          Operations, Mutual of America, since March 1995;
                                                   prior thereto, Superintendent of Insurance,
                                                   State of New York
John W. Davidson      Director                     President and Chief Executive Officer of Capital
                                                   Management since March 1996; President and Chief
                                                   Executive Officer, Munich Re Capital Management
                                                   Co., from March 1994 to January 1996; prior
                                                   thereto, Vice President, Bankers Trust Company

                      POSITIONS AND OFFICES WITH
       NAME                 AMERICAN LIFE           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
       ----          ---------------------------    -------------------------------------------
William A. DeMilt    Executive Vice President;    Executive Vice President, Mutual of America,
                     Director                     since February 1994 and Treasurer from February
                                                  1994 until May 1997; prior thereto, Senior Vice
                                                  President and Treasurer
Thomas E. Gilliam    Executive Vice President;    Executive Vice President and Assistant to the
                     Director                     Vice Chairman, Mutual of America, since October
                                                  1995; prior thereto, Executive Vice President,
                                                  Technical Operations
John R. Greed        Senior Vice President and    Senior Vice President and Deputy Treasurer,
                     Treasurer; Director          Mutual of America, since July 1996; partner,
                                                  Arthur Andersen LLP, from September 1995 to June
                                                  1996; prior thereto, Senior Manager
Theodore L. Herman   Vice Chairman of the Board;  Vice Chairman, American Life
                     Director
Gregory A. Kleva     Executive Vice President &   Executive Vice President & Deputy General
                     Deputy General Counsel       Counsel, Mutual of America, since February 1995;
                                                  prior thereto, Senior Vice President & Deputy
                                                  General Counsel
Stephanie J. Kopp    Executive Vice President     Executive Vice President and Corporate
                     and Corporate Secretary;     Secretary, Mutual of America
                     Director
Amir Lear            Senior Vice President        Senior Vice President, Mutual of America, since
                                                  April 1994; prior thereto, Vice President
Howard Lichtenstein  President and Chief          President and Chief Operating Officer, American
                     Operating Officer; Director  Life
George L. Medlin     Executive Vice President,    Executive Vice President, Internal Audit, Mutual
                     Internal Audit               of America since March 1998; prior thereto,
                                                  Senior Vice President, Internal Audit
Thomas J. Moran      Chairman of the Board and    Chief Executive Officer, Mutual of America,
                     Chief Executive Officer;     since October 1994; prior thereto, President and
                     Director                     Director, Mutual of America
Theodore J. O'Dell   Senior Vice President and    Senior Vice President & Controller, Mutual of
                     Controller                   America, since December 1993; prior thereto,
                                                  Vice President/ Deputy Controller, The Equitable
                                                  Life Assurance Society of the United States
Marc Slutzky         Senior Vice President and    Senior Vice President and Actuary, American
                     Actuary                      Life, since September 1994; prior thereto,
                                                  Consulting Actuary, Tillinghast, a Towers Perrin
                                                  Company

LEGAL PROCEEDINGS

American Life is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Policies, including American Life's right to issue the Policies thereunder, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of American Life. Certain legal matters relating to the Federal securities laws also have been passed upon by Jones & Blouch L.L.P., Washington, D.C.

YEAR 2000 COMPLIANCE

Many of the services that the Company provides to Policyowners and many of the administrative and other services that Mutual of America provides to the Company depend on the proper functioning of these companies' computer and computer-based systems, as well as those of their outside service providers. Many computers cannot distinguish the year 2000 from the year 1900, and this inability could potentially have an adverse impact on the handling of Policyowner purchase, exchange and redemption transactions, the crediting of accumulation units, accounting and other recordkeeping services. The Company and Mutual of America have performed a comprehensive review of their computer systems and are in the process of modifying or replacing any of their systems that cannot recognize the year 2000. They expect to significantly complete modifications and replacements by the end of 1998 and to perform appropriate systems testing during the 1999 calendar year. They also are in the process of confirming with their outside service providers that the providers' systems will be similarly modified or replaced to address the year 2000 issue. The Company and Mutual of America anticipate that their computer systems and those of their outside service providers will be adapted in time for the year 2000.

EXPERTS

The December 31, 1997 financial statements included in this prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

ADDITIONAL INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in that registration statement. The omitted information may be obtained at the principal office of the Securities and Exchange Commission in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact our Processing Office, the address and telephone number of which are on the cover page of this Prospectus.

                              POLICY ILLUSTRATIONS

The following tables have been prepared to help show how Account Value and Death Proceeds under the Policy change with investment performance for both a Face Amount Plan and a Face Amount Plus Plan and for both gender based cost of insurance rates applicable to standard Policies and unisex cost of insurance rates applicable to Policies with a Payroll Deduction Rider. The tables assume that Account Value is allocated equally among the Investment Funds, with no values allocated to the General Account. The tables illustrate how Account Value, which reflects all applicable charges and deductions, and Death Proceeds of a Policy issued on an insured of a specified age would vary over time if the investment return on the assets of each Underlying Fund Portfolio was a uniform, gross (i.e., before taking into consideration fees or expenses incurred by each Underlying Fund Portfolio, other than transaction expenses such as brokerage commissions), after-tax, annual rate of 0%, 6% or 12%. The Account Value and Death Proceeds would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.

The charges reflected in the tables using current cost of insurance charges include those for monthly deductions for administration ($2 per month) and cost of insurance, and daily charges for mortality and expense risks (0.85% on an annual basis) and administration (0.40%), except that an administration fee of 0.20% is shown for the American Century VP Capital Appreciation Fund and an administrative fee of .30% is shown for the Fidelity VIP Funds (because of the reimbursement agreements described above). The charges reflected in the tables using guaranteed cost of insurance charges include maximum monthly deductions for administration ($10 per month) and cost of insurance, daily charges for mortality and expense risks (0.85% on an annual basis) and the maximum administration fee (0.65%), except that an administration fee of 0.45% is shown for the American Century VP Capital Appreciation Fund and an administrative fee of .55% is shown for the Fidelity VIP Funds. A simple average of the investment management fees and other expenses of the available Underlying Fund Portfolios is reflected in all the tables. That average total expense figure is .60%, based upon the 1997 expense ratios of the available Underlying Fund Portfolios. See "The Policies--Charges and Deductions--Fees and Expenses of Underlying Funds." The expenses of the Underlying Fund Portfolios may fluctuate from year to year, but are assumed to remain constant for purposes of these tables.

The tables assume that the insured is a standard risk (non-smoker), that scheduled premiums of the amounts specified are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy Loans, change in Basic Death Benefit plan or changes in Face Amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now. The tables show Account Values and Death Proceeds using current cost of insurance rates and using the maximum cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables).

Upon request, American Life will furnish a comparable illustration based on the proposed insured's age, sex (unless unisex rates are applicable) and premium class and the Basic Death Benefit plan, Face Amount and scheduled premium requested.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 35                                           FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $100,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- ------------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- ------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%      6%      12%
  ----                   -------------- -------- -------- -------- ------- ------- --------
 1......................    $  1,365    $100,000 $100,000 $100,000 $ 1,088 $ 1,160 $  1,232
 2......................       2,798     100,000  100,000  100,000   2,149   2,359    2,580
 3......................       4,303     100,000  100,000  100,000   3,179   3,598    4,055
 4......................       5,883     100,000  100,000  100,000   4,180   4,880    5,671
 5......................       7,542     100,000  100,000  100,000   5,154   6,206    7,444
 6......................       9,285     100,000  100,000  100,000   6,101   7,580    9,390
 7......................      11,114     100,000  100,000  100,000   7,021   9,003   11,527
 8......................      13,035     100,000  100,000  100,000   7,917  10,477   13,877
 9......................      15,051     100,000  100,000  100,000   8,787  12,007   16,462
10......................      17,169     100,000  100,000  100,000   9,622  13,583   19,296
11......................      19,392     100,000  100,000  100,000  10,402  15,188   22,389
12......................      21,727     100,000  100,000  100,000  11,149  16,846   25,788
13......................      24,178     100,000  100,000  100,000  11,865  18,559   29,529
14......................      26,752     100,000  100,000  100,000  12,538  20,320   33,641
15......................      29,455     100,000  100,000  100,000  13,182  22,144   38,174
16......................      32,292     100,000  100,000  100,000  13,786  24,024   43,169
17......................      35,272     100,000  100,000  100,000  14,331  25,947   48,664
18......................      38,401     100,000  100,000  100,000  14,839  27,934   54,733
19......................      41,686     100,000  100,000  100,784  15,330  30,007   61,453
20......................      45,135     100,000  100,000  108,139  15,805  32,171   68,878
30 (age 65).............      90,689     100,000  100,000  241,628  16,991  58,000  198,055
35 (age 70).............     123,287     100,000  100,000  376,336  13,473  74,741  324,428
40 (age 75).............     164,892     100,000  103,159  563,272   4,417  96,410  526,422

-------
(1) Assumes a $1,300 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 35                                           FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $100,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- ------------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- ------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%      6%      12%
  ----                   -------------- -------- -------- -------- ------- ------- --------
 1......................    $  1,365    $100,000 $100,000 $100,000 $ 1,050 $ 1,121 $  1,191
 2......................       2,798     100,000  100,000  100,000   2,060   2,265    2,479
 3......................       4,303     100,000  100,000  100,000   3,018   3,422    3,860
 4......................       5,883     100,000  100,000  100,000   3,939   4,604    5,354
 5......................       7,542     100,000  100,000  100,000   4,811   5,800    6,962
 6......................       9,285     100,000  100,000  100,000   5,636   7,011    8,693
 7......................      11,114     100,000  100,000  100,000   6,417   8,239   10,561
 8......................      13,035     100,000  100,000  100,000   7,144   9,474   12,569
 9......................      15,051     100,000  100,000  100,000   7,818  10,716   14,751
10......................      17,169     100,000  100,000  100,000   8,453  11,978   17,138
11......................      19,392     100,000  100,000  100,000   9,039  13,262   19,742
12......................      21,727     100,000  100,000  100,000   9,568  14,561   22,579
13......................      24,178     100,000  100,000  100,000  10,051  15,887   25,686
14......................      26,752     100,000  100,000  100,000  10,479  17,231   29,082
15......................      29,455     100,000  100,000  100,000  10,855  18,597   32,804
16......................      32,292     100,000  100,000  100,000  11,180  19,986   36,889
17......................      35,272     100,000  100,000  100,000  11,446  21.392   41,373
18......................      38,401     100,000  100,000  100,000  11,645  22,806   46,297
19......................      41,686     100,000  100,000  100,000  11,767  24,223   51,709
20......................      45,135     100,000  100,000  100,000  11,814  25,645   57,674
30 (age 65).............      90,689     100,000  100,000  196,100   6,518  39,237  160,738
35 (age 70).............     123,287           0  100,000  299,984       0  44,128  258,607
40 (age 75).............     164,892           0  100,000  440,830       0  45,036  411,990

-------
(1) Assumes a $1,300 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                         WITH PAYROLL DEDUCTION RIDER

MALE/FEMALE ISSUE AGE 35                                    FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $100,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- ------------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- ------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%      6%      12%
  ----                   -------------- -------- -------- -------- ------- ------- --------
 1......................    $  1,313    $100,000 $100,000 $100,000 $ 1,051 $ 1,120 $  1,189
 2......................       2,691     100,000  100,000  100,000   2,076   2,279    2,491
 3......................       4,138     100,000  100,000  100,000   3,081   3,486    3,925
 4......................       5,657     100,000  100,000  100,000   4,057   4,734    5,497
 5......................       7,252     100,000  100,000  100,000   5,006   6,024    7,220
 6......................       8,928     100,000  100,000  100,000   5,929   7,360    9,110
 7......................      10,686     100,000  100,000  100,000   6,825   8,744   11,186
 8......................      12,533     100,000  100,000  100,000   7,696  10,177   13,467
 9......................      14,472     100,000  100,000  100,000   8,543  11,663   15,975
10......................      16,508     100,000  100,000  100,000   9,354  13,193   18,725
11......................      18,646     100,000  100,000  100,000  10,121  14,760   21,732
12......................      20,891     100,000  100,000  100,000  10,854  16,376   25,036
13......................      23,248     100,000  100,000  100,000  11,556  18,045   28,669
14......................      25,723     100,000  100,000  100,000  12,216  19,761   32,660
15......................      28,322     100,000  100,000  100,000  12,857  21,545   37,066
16......................      31,050     100,000  100,000  100,000  13,457  23,383   41,917
17......................      33,915     100,000  100,000  100,000  13,998  25,260   47,250
18......................      36,924     100,000  100,000  100,000  14,511  27,206   53,142
19......................      40,082     100,000  100,000  100,000  15,007  29,236   59,663
20......................      43,399     100,000  100,000  104,992  15,487  31,354   66,874
30 (age 65).............      87,201     100,000  100,000  235,025  17,007  56,655  192,643
35 (age 70).............     118,545     100,000  100,000  366,587  14,089  73,024  316,023
40 (age 75).............     158,550     100,000  100,561  549,484   6,294  93,982  513,537

-------
(1) Assumes a $1,250 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                         WITH PAYROLL DEDUCTION RIDER

MALE/FEMALE ISSUE AGE 35                                    FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $100,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- -----------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- -----------------------
  YEAR                      PER YEAR       0%       6%      12%      0%     6%      12%
  ----                   -------------- -------- -------- -------- ------ ------- --------
 1......................    $  1,313    $100,000 $100,000 $100,000 $1,002 $ 1,069 $  1,137
 2......................       2,691     100,000  100,000  100,000  1,964   2,161    2,365
 3......................       4,138     100,000  100,000  100,000  2,888   3,274    3,693
 4......................       5,657     100,000  100,000  100,000  3,763   4,400    5,118
 5......................       7,252     100,000  100,000  100,000  4,591   5,538    6,649
 6......................       8,928     100,000  100,000  100,000  5,374   6,689    8,297
 7......................      10,686     100,000  100,000  100,000  6,114   7,855   10,073
 8......................      12,533     100,000  100,000  100,000  6,811   9,036   11,991
 9......................      14,472     100,000  100,000  100,000  7,456  10,223   14,068
10......................      16,508     100,000  100,000  100,000  8,063  11,428   16,340
11......................      18,646     100,000  100,000  100,000  8,621  12,647   18,817
12......................      20,891     100,000  100,000  100,000  9,133  13,887   21,521
13......................      23,248     100,000  100,000  100,000  9,600  15,151   24,480
14......................      25,723     100,000  100,000  100,000 10,012  16,431   27,713
15......................      28,322     100,000  100,000  100,000 10,371  17,728   31,251
16......................      31,050     100,000  100,000  100,000 10,680  19,044   35,132
17......................      33,915     100,000  100,000  100,000 10,929  20,372   39,387
18......................      36,924     100,000  100,000  100,000 11,119  21,714   44,062
19......................      40,082     100,000  100,000  100,000 11,243  23,064   49,201
20......................      43,399     100,000  100,000  100,000 11,291  24,413   54,858
30 (age 65).............      87,201     100,000  100,000  187,154  6,727  37,543  153,405
35 (age 70).............     118,545           0  100,000  287,056      0  42,426  247,462
40 (age 75).............     158,550           0  100,000  422,933      0  43,777  395,265

-------
(1) Assumes a $1,250 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 35                                          FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $100,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                              DEATH BENEFIT              ACCOUNT VALUE
                                        -------------------------- -------------------------
                                          ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT    GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                  RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- -------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%       6%      12%
  ----                   -------------- -------- -------- -------- ------- -------- --------
 1......................    $ 2,205     $101,864 $101,983 $102,102 $ 1,864 $  1,983 $  2,102
 2......................      4,520      103,690  104,045  104,415   3,690    4,045    4,415
 3......................      6,951      105,471  106,181  106,950   5,471    6,181    6,950
 4......................      9,504      107,207  108,394  109,731   7,207    8,394    9,731
 5......................     12,184      108,900  110,688  112,783   8,900   10,688   12,783
 6......................     14,998      110,551  113,064  116,132  10,551   13,064   16,132
 7......................     17,953      112,159  115,528  119,810  12,159   15,528   19,810
 8......................     21,056      113,726  118,083  123,849  13,726   18,083   23,849
 9......................     24,314      115,253  120,732  128,287  15,253   20,732   28,287
10......................     27,734      116,728  123,467  133,151  16,728   23,467   33,151
11......................     31,326      118,129  126,268  138,460  18,129   26,268   38,460
12......................     35,097      119,481  129,161  144,285  19,481   29,161   44,285
13......................     39,057      120,784  132,151  150,676  20,784   32,151   50,676
14......................     43,215      122,028  135,228  157,681  22,028   35,228   57,681
15......................     47,581      123,225  138,410  165,373  23,225   38,410   65,373
16......................     52,165      124,366  141,688  173,811  24,366   41,688   73,811
17......................     56,978      125,425  145,042  183,044  25,425   45,042   83,044
18......................     62,032      126,430  148,499  193,179  26,430   48,499   93,179
19......................     67,339      127,405  152,088  204,333  27,405   52,088  104,333
20......................     72,910      128,350  155,815  216,610  28,350   55,815  116,610
30 (age 65).............    146,498      133,017  198,121  428,328  33,017   98,121  328,328
35 (age 70).............    199,156      130,359  221,132  634,435  30,359  121,132  534,435
40 (age 75).............    266,364      122,136  242,710  961,449  22,136  142,710  861,449

-------
(1) Assumes a $2,100 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 35                                          FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $100,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- ------------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- ------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%      6%      12%
  ----                   -------------- -------- -------- -------- ------- ------- --------
 1......................    $  2,205    $101,823 $101,941 $102,059 $ 1,823 $ 1,941 $  2,059
 2......................       4,520     103,581  103,928  104,290   3,581   3,928    4,290
 3......................       6,951     105,262  105,949  106,692   5,262   5,949    6,692
 4......................       9,504     106,880  108,015  109,294   6,880   8,015    9,294
 5......................      12,184     108,424  110,117  112,101   8,424  10,117   12,101
 6......................      14,998     109,899  112,258  115,156   9,899  12,258   15,156
 7......................      17,953     111,304  114,456  118,489  11,304  14,456   18,489
 8......................      21,056     112,641  116,704  122,116  12,641  16,704   22,116
 9......................      24,314     113,914  119,004  126,064  13,914  19,004   26,064
10......................      27,734     115,136  121,370  130,380  15,136  21,370   30,380
11......................      31,326     116,298  123,792  135,086  16,298  23,792   35,086
12......................      35,097     117,389  126,260  140,209  17,389  26,260   40,209
13......................      39,057     118,421  128,788  145,803  18,421  28,788   45,803
14......................      43,215     119,384  131,367  151,901  19,384  31,367   51,901
15......................      47,581     120,280  133,998  158,555  20,280  33,998   58,555
16......................      52,165     121,110  136,683  165,818  21,110  36,683   65,818
17......................      56,978     121,863  139,413  173,740  21,863  39,413   73,740
18......................      62,032     122,530  142,176  182,373  22,530  42,176   82,373
19......................      67,339     123,100  144,963  191,774  23,100  44,963   91,774
20......................      72,910     123,575  147,773  202,021  23,575  47,773  102,021
30 (age 65).............     146,498     121,519  175,054  371,522  21,519  75,054  271,522
35 (age 70).............     199,156     113,483  184,640  529,050  13,483  84,640  429,050
40 (age 75).............     266,364           0  186,052  770,228       0  86,052  670,228

-------
(1) Assumes a $2,100 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
     VARIABLE UNIVERSAL LIFE INSURANCE POLICY WITH PAYROLL DEDUCTION RIDER

MALE/FEMALE ISSUE AGE 35                                   FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $100,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                              DEATH BENEFIT              ACCOUNT VALUE
                                        -------------------------- -------------------------
                                          ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT    GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                  RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- -------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%       6%      12%
 ------                  -------------- -------- -------- -------- ------- -------- --------
 1......................    $  2,100    $101,778 $101,892 $102,005 $ 1,778 $  1,892 $  2,005
 2......................       4,305     103,520  103,859  104,211   3,520    3,859    4,211
 3......................       6,620     105,230  105,907  106,641   5,230    5,907    6,641
 4......................       9,051     106,896  108,029  109,305   6,896    8,029    9,305
 5......................      11,604     108,520  110,228  112,229   8,520   10,228   12,229
 6......................      14,284     110,103  112,506  115,437  10,103   12,506   15,437
 7......................      17,098     111,645  114,866  118,959  11,645   14,866   18,959
 8......................      20,053     113,147  117,314  122,827  13,147   17,314   22,827
 9......................      23,156     114,610  119,851  127,076  14,610   19,851   27,076
10......................      26,414     116,023  122,470  131,732  16,023   22,470   31,732
11......................      29,834     117,374  125,162  136,824  17,374   25,162   36,824
12......................      33,426     118,677  127,941  142,410  18,677   27,941   42,410
13......................      37,197     119,932  130,812  148,538  19,932   30,812   48,538
14......................      41,157     121,129  133,767  155,253  21,129   33,767   55,253
15......................      45,315     122,292  136,832  162,638  22,292   36,832   62,638
16......................      49,681     123,399  139,989  170,738  23,399   39,989   70,738
17......................      54,265     124,425  143,217  179,599  24,425   43,217   79,599
18......................      59,078     125,410  146,555  189,336  25,410   46,555   89,336
19......................      64,132     126,364  150,020  200,052  26,364   50,020  100,052
20......................      69,439     127,290  153,618  211,846  27,290   53,618  111,846
30 (age 65).............     139,522     132,140  194,730  415,547  32,140   94,730  315,547
35 (age 70).............     189,673     130,051  217,517  614,286  30,051  117,517  514,286
40 (age 75).............     253,680     122,911  239,468  930,082  22,911  139,468  830,082

-------
(1) Assumes a $2,000 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                         WITH PAYROLL DEDUCTION RIDER

MALE/FEMALE ISSUE AGE 35                                   FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $100,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- ------------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- ------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%      6%      12%
  ----                   -------------- -------- -------- -------- ------- ------- --------
 1......................    $  2,100    $101,727 $101,838 $101,950 $ 1,727 $ 1,838 $  1,950
 2......................       4,305     103,390  103,719  104,062   3,390   3,719    4,062
 3......................       6,620     104,992  105,643  106,348   4,992   5,643    6,348
 4......................       9,051     106,520  107,597  108,811   6,520   7,597    8,811
 5......................      11,604     107,979  109,584  111,466   7,979   9,584   11,466
 6......................      14,284     109,370  111,604  114,349   9,370  11,604   14,349
 7......................      17,098     110,695  113,674  117,492  10,695  13,674   17,492
 8......................      20,053     111,958  115,800  120,922  11,958  15,800   20,922
 9......................      23,156     113,159  117,972  124,655  13,159  17,972   24,655
10......................      26,414     114,311  120,206  128,733  14,311  20,206   28,733
11......................      29,834     115,404  122,490  133,178  15,404  22,490   33,178
12......................      33,426     116,439  124,828  138,027  16,439  24,828   38,027
13......................      37,197     117,416  127,220  143,320  17,416  27,220   43,320
14......................      41,157     118,326  129,658  149,087  18,326  29,658   49,087
15......................      45,315     119,170  132,142  155,376  19,170  32,142   55,376
16......................      49,681     119,949  134,675  162,240  19,949  34,675   62,240
17......................      54,265     120,652  137,247  169,722  20,652  37,247   69,722
18......................      59,078     121,281  139,858  177,883  21,281  39,858   77,883
19......................      64,132     121,826  142,498  186,780  21,826  42,498   86,780
20......................      69,439     122,277  145,156  196,471  22,277  45,156   96,471
30 (age 65).............     139,522     120,790  171,513  357,468  20,790  71,513  257,468
35 (age 70).............     189,673     113,728  181,360  507,628  13,728  81,360  407,628
40 (age 75).............     253,680           0  184,210  738,267       0  84,210  638,267

-------
(1) Assumes a $2,000 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 45                                           FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $500,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                               DEATH BENEFIT                ACCOUNT VALUE
                                        ---------------------------- ----------------------------
                                           ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                            PREMIUMS      GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED            RETURN OF                    RETURN OF
 POLICY                  AT 5% INTEREST ---------------------------- ----------------------------
  YEAR                      PER YEAR       0%       6%       12%        0%       6%       12%
  ----                   -------------- -------- -------- ---------- -------- -------- ----------
 1......................    $ 10,763    $500,000 $500,000 $  500,000 $  8,699 $  9,270 $    9,842
 2......................      22,063     500,000  500,000    500,000   17,146   18,834     20,592
 3......................      33,929     500,000  500,000    500,000   25,408   28,769     32,412
 4......................      46,388     500,000  500,000    500,000   33,378   38,981     45,302
 5......................      59,470     500,000  500,000    500,000   41,122   49,547     59,441
 6......................      73,206     500,000  500,000    500,000   48,645   60,487     74,969
 7......................      87,628     500,000  500,000    500,000   55,850   71,717     91,937
 8......................     102,772     500,000  500,000    500,000   62,799   83,315    110,564
 9......................     118,673     500,000  500,000    500,000   69,654   95,456    131,187
10......................     135,370     500,000  500,000    500,000   76,367  108,117    153,973
11......................     152,901     500,000  500,000    500,000   82,841  121,231    179,077
12......................     171,308     500,000  500,000    500,000   88,987  134,739    206,691
13......................     190,636     500,000  500,000    500,000   94,864  148,720    237,155
14......................     210,930     500,000  500,000    500,000  100,433  163,170    270,780
15......................     232,239     500,000  500,000    500,000  105,659  178,088    307,928
16......................     254,614     500,000  500,000    500,000  110,551  193,519    349,045
17......................     278,107     500,000  500,000    505,088  115,029  209,441    394,600
18......................     302,775     500,000  500,000    560,520  119,151  225,944    444,857
19......................     328,676     500,000  500,000    620,090  122,880  243,054    500,073
20 (age 65).............     355,872     500,000  500,000    684,083  126,140  260,779    560,724
25 (age 70).............     513,663     500,000  500,000  1,120,079  134,731  361,091    965,585
30 (age 75).............     715,048     500,000  524,564  1,727,453  125,019  490,246  1,614,442

-------
(1) Assumes a $10,250 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 45                                           FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $500,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                               DEATH BENEFIT                ACCOUNT VALUE
                                        ---------------------------- ---------------------------
                                           ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                            PREMIUMS      GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED            RETURN OF                    RETURN OF
 POLICY                  AT 5% INTEREST ---------------------------- ---------------------------
  YEAR                      PER YEAR       0%       6%       12%       0%       6%       12%
  ----                   -------------- -------- -------- ---------- ------- -------- ----------
 1......................   $  10,763    $500,000 $500,000 $  500,000 $ 7,676 $  8,212 $    8,749
 2......................      22,063     500,000  500,000    500,000  14,967   16,520     18,141
 3......................      33,929     500,000  500,000    500,000  21,971   25,022     28,336
 4......................      46,388     500,000  500,000    500,000  28,644   33,677     39,371
 5......................      59,470     500,000  500,000    500,000  34,998   42,501     51,346
 6......................      73,206     500,000  500,000    500,000  41,042   51,511     64,373
 7......................      87,628     500,000  500,000    500,000  46,733   60,669     78,525
 8......................     102,772     500,000  500,000    500,000  52,030   69,942     93,888
 9......................     118,673     500,000  500,000    500,000  56,892   79,297    110,567
10......................     135,370     500,000  500,000    500,000  61,332   88,752    128,734
11......................     152,901     500,000  500,000    500,000  65,311   98,282    148,542
12......................     171,308     500,000  500,000    500,000  68,790  107,858    170,170
13......................     190,636     500,000  500,000    500,000  71,832  117,551    193,913
14......................     210,930     500,000  500,000    500,000  74,344  127,298    219,984
15......................     232,239     500,000  500,000    500,000  76,336  137,122    248,719
16......................     254,614     500,000  500,000    500,000  77,716  146,965    280,440
17......................     278,107     500,000  500,000    500,000  78,440  156,814    315,571
18......................     302,775     500,000  500,000    500,000  78,461  166,661    354,616
19......................     328,676     500,000  500,000    500,000  77,630  176,418    398,144
20 (age 65).............     355,872     500,000  500,000    544,615  75,892  186,081    446,406
25 (age 70).............     513,663     500,000  500,000    885,386  50,332  232,518    763,264
30 (age 75).............     715,048           0  500,000  1,347,941       0  271,628  1,259,758

-------
(1) Assumes a $10,250 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 45                                          FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $500,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                               DEATH BENEFIT               ACCOUNT VALUE
                                        ---------------------------- -------------------------
                                           ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
                            PREMIUMS      GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED            RETURN OF                   RETURN OF
 POLICY                  AT 5% INTEREST ---------------------------- -------------------------
  YEAR                      PER YEAR       0%       6%        12%      0%      6%       12%
  ----                   -------------- -------- --------- --------- ------- ------- ---------
 1......................   $   16,380   $513,926 $ 514,816 $ 515,708 $13,926 $14,816 $  15,708
 2......................       33,579    527,480   530,130   532,888  27,480  30,130    32,888
 3......................       51,638    540,727   546,021   551,754  40,727  46,021    51,754
 4......................       70,600    553,556   562,394   572,351  53,556  62,394    72,351
 5......................       90,510    566,032   579,327   594,918  66,032  79,327    94,918
 6......................      111,415    578,162   596,846   619,656  78,162  96,846   119,656
 7......................      133,366    589,833   614,852   646,659  89,833 114,852   146,659
 8......................      156,414    601,114   633,426   676,221 101,114 133,426   176,221
 9......................      180,615    612,190   652,777   708,793 112,190 152,777   208,793
10......................      206,026    623,005   672,875   744,617 123,005 172,875   244,617
11......................      232,707    633,445   693,630   783,899 133,445 193,630   283,899
12......................      260,723    643,397   714,945   826,863 143,397 214,945   326,863
13......................      290,139    652,931   736,905   873,947 152,931 236,905   373,947
14......................      321,026    661,995   759,477   925,509 161,995 259,477   425,509
15......................      353,457    670,537   782,625   981,940 170,537 282,625   481,940
16......................      387,510    678,567   806,371 1,043,736 178,567 306,371   543,736
17......................      423,265    685,975   830,620 1,111,317 185,975 330,620   611,317
18......................      460,808    692,833   855,453 1,185,335 192,833 355,453   685,335
19......................      500,229    699,091   880,833 1,266,381 199,091 380,833   766,381
20 (age 65).............      541,620    704,641   906,660 1,355,046 204,641 406,660   855,046
25 (age 70).............      781,770    720,928 1,041,790 1,941,199 220,928 541,790 1,441,199
30 (age 75).............    1,088,268    711,801 1,180,062 2,861,313 211,801 680,062 2,361,313

-------
(1) Assumes a $15,600 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 45                                          FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $500,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                               DEATH BENEFIT                ACCOUNT VALUE
                                        ---------------------------- ----------------------------
                                           ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                            PREMIUMS      GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED            RETURN OF                    RETURN OF
 POLICY                  AT 5% INTEREST ---------------------------- ----------------------------
  YEAR                      PER YEAR       0%       6%       12%        0%       6%       12%
  ----                   -------------- -------- -------- ---------- -------- -------- ----------
 1......................   $   16,380   $512,845 $513,701 $  514,559 $ 12,845 $ 13,701 $   14,559
 2......................       33,579    525,186  527,695    530,310   25,186   27,695     30,310
 3......................       51,638    537,094  542,056    547,437   37,094   42,056     47,437
 4......................       70,600    548,519  556,736    566,011   48,519   56,736     66,011
 5......................       90,510    559,469  571,748    586,176   59,469   71,748     86,176
 6......................      111,415    569,956  587,104    608,092   69,956   87,104    108,092
 7......................      133,366    579,929  602,758    631,868   79,929  102,758    131,868
 8......................      156,414    589,339  618,659    657,626   89,339  118,659    157,626
 9......................      180,615    598,140  634,756    685,499   98,140  134,756    185,499
10......................      206,026    606,343  651,058    715,698  106,343  151,058    215,698
11......................      232,707    613,901  667,509    748,390  113,901  167,509    248,390
12......................      260,723    620,769  684,056    783,760  120,769  184,056    283,760
13......................      290,139    627,021  700,763    822,136  127,021  200,763    322,136
14......................      321,026    632,549  717,513    863,692  132,549  217,513    363,692
15......................      353,457    637,370  734,310    908,742  137,370  234,310    408,742
16......................      387,510    641,380  751,031    957,507  141,380  251,031    457,507
17......................      423,265    644,535  767,613  1,010,294  144,535  267,613    510,294
18......................      460,808    646,794  783,988  1,067,438  146,794  283,988    567,438
19......................      500,229    647,998  799,966  1,129,182  147,998  299,966    629,182
20 (age 65).............      541,620    648,109  815,469  1,195,920  148,109  315,469    695,920
25 (age 70).............      781,770    630,139  882,002  1,620,240  130,139  382,002  1,120,240
30 (age 75).............    1,088,268    569,517  911,628  2,242,856   69,517  411,628  1,742,856

-------
(1) Assumes a $15,600 premium is paid at the beginning of each Policy Year.

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

                              FINANCIAL STATEMENTS

Below are financial statements for the Separate Account and for American Life for the year ended December 31, 1997.

The Separate Account commenced operations on December 21, 1994, which was the date premiums under the Policies were first allocated to any Separate Account Investment Fund.

The financial statements of American Life should be considered only as bearing upon the ability of American Life to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Investment Funds of the Separate Account.

THE AMERICAN SEPARATE ACCOUNT NO. 3

                                                                            PAGE
                                                                            ----
Statement of Assets and Liabilities........................................  43
Statement of Operations....................................................  45
Statements of Changes in Net Assets........................................  47
Notes to Financial Statements..............................................  50
Report of Independent Public Accountants...................................  54

THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                                                            PAGE
                                                                            ----
Report of Independent Public Accountants...................................  55
Statements of Financial Condition..........................................  56
Statements of Operations and Surplus.......................................  57
Statements of Cash Flows...................................................  58
Notes to Financial Statements..............................................  59

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                             INVESTMENT COMPANY
                              ------------------------------------------------
                              MONEY MARKET ALL AMERICA EQUITY INDEX    BOND
                                  FUND        FUND         FUND        FUND
                              ------------ ----------- ------------ ----------
Assets:
Investments in Mutual of
 America Investment
 Corporation at market value
 (Cost:
 Money Market Fund --$3,571
 All America Fund --$530,105
 Equity Index Fund --
   $143,348
 Bond Fund --$22,010)
 (Notes 1 and 2).............    $3,427     $550,696     $161,635    $ 21,806
Due From (To) General Ac-
 count.......................        (1)      (1,641)        (143)       (218)
                                 ------     --------     --------    --------
Net Assets...................    $3,426     $549,055     $161,492    $ 21,588
                                 ======     ========     ========    ========
Unit Value at December 31,
 1997 (Note 5)...............    $ 1.95     $   6.76     $   2.26    $   3.00
                                 ======     ========     ========    ========
Number of Units Outstanding
 at December 31, 1997
 (Note 5)....................     1,755       81,264       71,579       7,204
                                 ======     ========     ========    ========
                                             INVESTMENT COMPANY
                              ------------------------------------------------
                                                                    AGGRESSIVE
                               SHORT-TERM   MID-TERM    COMPOSITE     EQUITY
                               BOND FUND    BOND FUND      FUND        FUND
                              ------------ ----------- ------------ ----------
Assets:
Investments in Mutual of
 America Investment
 Corporation at market value
 (Cost:
 Short-Term Bond Fund --
   $1,874
 Mid-Term Bond Fund --$1,889
 Composite Fund --$398,294
 Aggressive Equity Fund --
   $228,361)
 (Notes 1 and 2).............    $1,825     $  1,813     $349,263    $221,740
Due From (To) General Ac-
 count.......................        (1)         (82)      (3,017)        409
                                 ------     --------     --------    --------
Net Assets...................    $1,824     $  1,731     $346,246    $222,149
                                 ======     ========     ========    ========
Unit Value at December 31,
 1997 (Note 5)...............    $ 1.19     $   1.26     $   4.36    $   2.15
                                 ======     ========     ========    ========
Number of Units Outstanding
 at December 31, 1997
 (Note 5)....................     1,530        1,374       79,417     103,218
                                 ======     ========     ========    ========


   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                            AMERICAN
                                     SCUDDER                CENTURY      CALVERT
                          ------------------------------- ------------ -----------
                                  CAPITAL                  VP CAPITAL  RESPONSIBLY
                           BOND    GROWTH   INTERNATIONAL APPRECIATION  INVESTED
                           FUND     FUND        FUND          FUND        FUND
                          ------  --------  ------------- ------------ -----------
ASSETS:
Investments in Scudder
 Portfolios, American
 Century VP Capital
 Appreciation Fund and
 Calvert Responsibly
 Invested Portfolio at
 market value
 (Cost:
 Scudder Bond Fund --
  $  6,570
 Scudder Capital Growth
  Fund --$403,695
 Scudder International
  Fund --$139,175
 American Century VP
  Capital
  Appreciation Fund --
  $ 90,326
 Calvert Responsibly In-
  vested Fund --
   $ 30,979)
 (Notes 1 and 2)........  $4,245  $416,017    $106,552      $80,732      $25,882
Due From (To) General
 Account................     (42)   (1,917)        154         (356)         (38)
                          ------  --------    --------      -------      -------
Net Assets..............  $4,203  $414,100    $106,706      $80,376      $25,844
                          ======  ========    ========      =======      =======
Unit Value at December
 31, 1997 (Note 5)......  $12.37  $  29.64    $  14.46      $ 11.04      $  2.65
                          ======  ========    ========      =======      =======
Number of Units
 Outstanding at December
 31, 1997 (Note 5)......     340    13,970       7,377        7,282        9,760
                          ======  ========    ========      =======      =======

                                                         FIDELITY
                                           -------------------------------------
                                                VIP       VIP II      VIP II
                                           EQUITY-INCOME  CONTRA   ASSET MANAGER
                                               FUND        FUND        FUND
                                           ------------- --------  -------------
Assets:
Investments in Fidelity Portfolios at
 market value
 (Cost:
 VIP Equity-Income Fund --$169,423
 VIP II Contra Fund --$232,384
 VIP II Asset Manager Fund -- $105,872)
 (Notes 1 and 2).........................    $155,618    $235,494    $100,469
Due From (To) General Account............      (1,955)       (174)       (228)
                                             --------    --------    --------
Net Assets...............................    $153,663    $235,320    $100,241
                                             ========    ========    ========
Unit Value at December 31, 1997 (Note 5).    $  27.77    $  20.36    $  21.14
                                             ========    ========    ========
Number of Units Outstanding at December
 31, 1997 (Note 5).......................       5,533      11,560       4,742
                                             ========    ========    ========


   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                            INVESTMENT COMPANY
                          -------------------------------------------------------
                          MONEY MARKET ALL AMERICA EQUITY INDEX       BOND
                              FUND        FUND         FUND           FUND
                          ------------ ----------- ------------ -----------------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends..............      $213       $67,427     $ 3,403         $ 1,398
                              ----       -------     -------         -------
 Total income...........       213        67,427       3,403           1,398
                              ----       -------     -------         -------
Expenses (Note 3):
 Fees and Administrative
  Expenses..............        26         4,945       1,419             235
Total Expenses..........        26         4,945       1,419             235
                              ----       -------     -------         -------
Net Investment Income
 (Loss).................       187        62,482       1,984           1,163
                              ----       -------     -------         -------
Net Realized and
 Unrealized Gain (Loss)
 on Investments (Note
 1):
 Net realized gain
  (loss) on investments.        (1)        8,270       3,540              53
 Net unrealized
  appreciation
  (depreciation) of
  investments...........      (101)       10,051      22,798             527
                              ----       -------     -------         -------
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........      (102)       18,321      26,338             580
                              ----       -------     -------         -------
Net Increase (Decrease)
 in Net Assets Resulting
 From Operations........      $ 85       $80,803     $28,322         $ 1,743
                              ====       =======     =======         =======
                                            INVESTMENT COMPANY
                          -------------------------------------------------------
                           SHORT-TERM   MID-TERM    COMPOSITE   AGGRESSIVE EQUITY
                           BOND FUND    BOND FUND      FUND           FUND
                          ------------ ----------- ------------ -----------------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends..............      $114       $   110     $77,287         $21,953
                              ----       -------     -------         -------
 Total income...........       114           110      77,287          21,953
                              ----       -------     -------         -------
Expenses (Note 3):
 Fees and Administrative
  Expenses..............        21            18       3,096           1,879
Total Expenses..........        21            18       3,096           1,879
                              ----       -------     -------         -------
Net Investment Income
 (Loss).................        93            92      74,191          20,074
                              ----       -------     -------         -------
Net Realized and
 Unrealized Gain (Loss)
 on Investments (Note
 1):
 Net realized gain on
  investments...........        15           (65)      2,976             968
 Net unrealized
  appreciation
  (depreciation) of
  investments...........       (12)           59     (38,603)          1,024
                              ----       -------     -------         -------
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........         3            (6)    (35,627)          1,992
                              ----       -------     -------         -------
Net Increase (Decrease)
 in Net Assets Resulting
 From Operations .......      $ 96       $    86     $38,564         $22,066
                              ====       =======     =======         =======

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                    SCUDDER             AMERICAN CENTURY   CALVERT
                          ----------------------------- ---------------- -----------
                                  CAPITAL                  VP CAPITAL    RESPONSIBLY
                           BOND   GROWTH  INTERNATIONAL   APPRECIATION    INVESTED
                           FUND    FUND       FUND            FUND          FUND
                          ------  ------- ------------- ---------------- -----------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends..............  $  235  $12,671    $ 1,533        $ 1,480        $1,800
                          ------  -------    -------        -------        ------
 Total income...........     235   12,671      1,533          1,480         1,800
                          ------  -------    -------        -------        ------
Expenses (Note 3):
 Fees and Administrative
  Expenses..............      45    3,276      1,100            790           209
                          ------  -------    -------        -------        ------
Total Expenses..........      45    3,276      1,100            790           209
                          ------  -------    -------        -------        ------
Net Investment Income
 (Loss).................     190    9,395        433            690         1,591
                          ------  -------    -------        -------        ------
Net Realized and
 Unrealized Gain (Loss)
 On Investments (Note
 1):
 Net realized gain
  (loss) on investments.   1,921   23,338     18,444         (1,449)        3,885
 Net unrealized
  appreciation
  (depreciation) of
  investments...........  (1,821)  27,860    (14,970)        (2,436)       (2,620)
                          ------  -------    -------        -------        ------
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........     100   51,198      3,474         (3,885)        1,265
                          ------  -------    -------        -------        ------
Net Increase (Decrease)
 in Net Assets Resulting
 From Operations .......  $  290  $60,593    $ 3,907        $(3,195)       $2,856
                          ======  =======    =======        =======        ======

                                                               FIDELITY
                                                        -----------------------
                                                          VIP   VIP II  VIP II
                                                        EQUITY-          ASSET
                                                        INCOME  CONTRA  MANAGER
                                                         FUND    FUND    FUND
                                                        ------- ------- -------
Investment Income and Expenses:
Income (Notes 1 and 4):
 Dividends............................................  $ 6,675 $ 3,702 $ 6,181
                                                        ------- ------- -------
 Total income.........................................    6,675   3,702   6,181
                                                        ------- ------- -------
Expenses (Note 3):
 Fees and Administrative Expenses.....................    1,230   2,050     814
                                                        ------- ------- -------
Total Expenses........................................    1,230   2,050     814
                                                        ------- ------- -------
Net Investment Income (Loss)..........................    5,445   1,652   5,367
                                                        ------- ------- -------
Net Realized and Unrealized Gain (Loss) on Investments
 (Note 1):
 Net realized gain (loss) on investments..............   12,348   5,525   6,538
 Net unrealized appreciation (depreciation) of invest-
  ments...............................................    5,615  27,301    (176)
                                                        ------- ------- -------
Net Realized and Unrealized Gain (Loss) on Invest-
 ments................................................   17,963  32,826   6,362
                                                        ------- ------- -------
Net Increase (Decrease) in Net Assets Resulting From
 Operations...........................................  $23,408 $34,478 $11,729
                                                        ======= ======= =======

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                          INVESTMENT COMPANY
                          -------------------------------------------------------
                           MONEY MARKET                           EQUITY INDEX
                               FUND         ALL AMERICA FUND          FUND
                          ----------------  ------------------  -----------------
                           1997     1996      1997      1996      1997     1996
                          -------  -------  --------  --------  --------  -------
Increase (Decrease) in Net As-
 sets:
From Operations:
 Net investment income
  (loss)................  $   187  $    42  $ 62,482  $ 10,078  $  1,984  $ 1,429
 Net realized gain
  (loss) on investments.       (1)       8     8,270     3,857     3,540    4,782
 Net unrealized
  appreciation
  (depreciation) of
  investments...........     (101)     (40)   10,051     9,747    22,798   (4,621)
                          -------  -------  --------  --------  --------  -------
Net Increase (Decrease)
 in net assets resulting
 from operations........       85       10    80,803    23,682    28,322    1,590
                          -------  -------  --------  --------  --------  -------
From Unit Transactions:
 Contributions..........    5,245    1,812   192,506   141,486   113,705   25,410
 Withdrawals............     (116)     --    (16,643)   (1,292)   (8,950)     (79)
 Net Transfers..........   (2,616)  (1,039)   77,078     7,080   (17,582)  12,758
                          -------  -------  --------  --------  --------  -------
Net Increase (Decrease)
 from unit transactions.    2,513      773   252,941   147,274    87,173   38,089
                          -------  -------  --------  --------  --------  -------
Net Increase (Decrease)
 in Net Assets..........    2,598      783   333,744   170,956   115,495   39,679
Net Assets:
Beginning of Year.......      828       45   215,311    44,355    45,997    6,318
                          -------  -------  --------  --------  --------  -------
End of Year.............  $ 3,426  $   828  $549,055  $215,311  $161,492  $45,997
                          =======  =======  ========  ========  ========  =======

                                        INVESTMENT COMPANY
                          ---------------------------------------------------
                                              SHORT-TERM        MID-TERM
                             BOND FUND         BOND FUND        BOND FUND
                          -----------------  --------------  ----------------
                            1997     1996     1997    1996    1997     1996
                          --------  -------  ------  ------  -------  -------
Increase (Decrease) in Net As-
 sets:
From Operations:
 Net investment income
  (loss)................  $  1,163  $   815  $   93  $   36  $    92  $   146
 Net realized gain
  (loss) on investments.        53      160      15       6      (65)      11
 Net unrealized
  appreciation
  (depreciation) of
  investments...........       527     (688)    (12)    (20)      59     (133)
                          --------  -------  ------  ------  -------  -------
Net Increase (Decrease)
 in net assets resulting
 from operations........     1,743      287      96      22       86       24
                          --------  -------  ------  ------  -------  -------
From Unit Transactions:
 Contributions..........    25,566   16,685   1,200     836    3,609    1,878
 Withdrawals............    (1,237)     (36)   (234)    --       --       --
 Net Transfers..........   (13,385)  (9,398)   (272)   (156)  (2,510)  (1,388)
                          --------  -------  ------  ------  -------  -------
Net Increase (Decrease)
 from unit transactions.    10,944    7,251     694     680    1,099      490
                          --------  -------  ------  ------  -------  -------
Net Increase (Decrease)
 in Net Assets..........    12,687    7,538     790     702    1,185      514
Net Assets
Beginning of Year.......     8,901    1,363   1,034     332      546       32
                          --------  -------  ------  ------  -------  -------
End of Year.............  $ 21,588  $ 8,901  $1,824  $1,034  $ 1,731  $   546
                          ========  =======  ======  ======  =======  =======

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 INVESTMENT COMPANY
                                         -------------------------------------
                                                                AGGRESSIVE
                                          COMPOSITE FUND       EQUITY FUND
                                         ------------------  -----------------
                                           1997      1996      1997     1996
                                         --------  --------  --------  -------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)........... $ 74,191  $ 18,378  $ 20,074  $10,358
 Net realized gain (loss) on invest-
  ments.................................    2,976     1,028       968    4,488
 Net unrealized appreciation (deprecia-
  tion) of investments..................  (38,603)  (10,231)    1,024   (7,427)
                                         --------  --------  --------  -------
Net Increase (Decrease) in net assets
 resulting from operations..............   38,564     9,175    22,066    7,419
                                         --------  --------  --------  -------
From Unit Transactions:
 Contributions..........................  111,675   102,419   145,655   51,635
 Withdrawals............................   (4,754)     (815)   (5,821)    (402)
 Net Transfers..........................   99,278   (18,407)  (24,231)   8,080
                                         --------  --------  --------  -------
Net Increase (Decrease) from unit
 transactions...........................  206,199    83,197   115,603   59,313
                                         --------  --------  --------  -------
Net Increase (Decrease) in Net Assets...  244,763    92,372   137,669   66,732
Net Assets:
Beginning of Year.......................  101,483     9,111    84,480   17,748
                                         --------  --------  --------  -------
End of Year............................. $346,246  $101,483  $222,149  $84,480
                                         ========  ========  ========  =======

                                                  SCUDDER
                          ------------------------------------------------------------
                             BOND FUND      CAPITAL GROWTH FUND   INTERNATIONAL FUND
                          ----------------  --------------------  --------------------
                           1997     1996      1997       1996       1997       1996
                          -------  -------  ---------  ---------  ---------  ---------
Increase (Decrease) in Net As-
 sets:
From Operations:
 Net investment income..  $   190  $    55  $   9,395  $   3,008  $     433  $    (284)
 Net realized gain
  (loss) on investments.    1,921      521     23,338     26,960     18,444     20,574
 Net unrealized
  appreciation
  (depreciation) on
  investments...........   (1,821)    (506)    27,860    (18,445)   (14,970)   (17,740)
                          -------  -------  ---------  ---------  ---------  ---------
Net Increase (Decrease)
 in net assets resulting
 from operations........      290       70     60,593     11,523      3,907      2,550
                          -------  -------  ---------  ---------  ---------  ---------
From Unit Transactions:
 Contributions..........    7,137    3,469    118,952     81,156     35,724     55,906
 Withdrawals............      (80)     (55)   (13,128)      (691)    (7,350)       (65)
 Net Transfers..........   (4,523)  (2,503)   135,647    (17,444)     4,683      2,880
                          -------  -------  ---------  ---------  ---------  ---------
Net Increase (Decrease)
 from unit transactions.    2,534      911    241,471     63,021     33,057     58,721
                          -------  -------  ---------  ---------  ---------  ---------
Net Increase (Decrease)
 in Net Assets..........    2,824      981    302,064     74,544     36,964     61,271
Net Assets:
Beginning of Year.......    1,379      398    112,036     37,492     69,742      8,471
                          -------  -------  ---------  ---------  ---------  ---------
End of Year.............  $ 4,203  $ 1,379  $ 414,100  $ 112,036  $ 106,706  $  69,742
                          =======  =======  =========  =========  =========  =========

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                           AMERICAN CENTURY        CALVERT
                                           ------------------  ----------------
                                              VP CAPITAL         RESPONSIBLY
                                           APPRECIATION FUND    INVESTED FUND
                                           ------------------  ----------------
                                             1997      1996     1997     1996
                                           --------  --------  -------  -------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income...................  $    690  $  5,195  $ 1,591  $   518
 Net realized gain (loss) on investments.    (1,449)     (819)   3,885    2,111
 Net unrealized appreciation (deprecia-
  tion) of investments...................    (2,436)   (7,075)  (2,620)  (2,455)
                                           --------  --------  -------  -------
Net Increase (Decrease) in net assets re-
 sulting from operations.................    (3,195)   (2,699)   2,856      174
                                           --------  --------  -------  -------
From Unit Transactions:
 Contributions...........................    28,353    22,862   27,549    7,215
 Withdrawals.............................    (1,802)   (3,014)  (1,511)     (11)
 Net Transfers...........................   (11,249)   (2,578)  (8,329)  (2,331)
                                           --------  --------  -------  -------
Net Increase (Decrease) from unit trans-
 actions.................................    15,302    17,270   17,709    4,873
                                           --------  --------  -------  -------
Net Increase (Decrease) in Net Assets....    12,107    14,571   20,565    5,047
Net Assets:
Beginning of Year........................    68,269    53,698    5,279      232
                                           --------  --------  -------  -------
End of Year..............................  $ 80,376  $ 68,269  $25,844  $ 5,279
                                           ========  ========  =======  =======

                                               FIDELITY
                         ---------------------------------------------------------
                                VIP               VIP II              VIP II
                           EQUITY-INCOME          CONTRA          ASSET MANAGER
                               FUND                FUND                FUND
                         ------------------  ------------------  -----------------
                           1997      1996      1997      1996      1997     1996
                         --------  --------  --------  --------  --------  -------
Increase (Decrease) in Net As-
 sets:
From Operations:
 Net investment income
  (loss)...............  $  5,445  $     41  $  1,652  $   (753) $  5,367  $   896
 Net realized gain
  (loss) on
  investments..........    12,348    21,966     5,525    37,528     6,538    7,735
 Net unrealized
  appreciation
  (depreciation) of
  investments..........     5,615   (19,580)   27,301   (24,248)     (176)  (5,635)
                         --------  --------  --------  --------  --------  -------
Net Increase (Decrease)
 in net assets
 resulting from
 operations............    23,408     2,427    34,478    12,527    11,729    2,996
                         --------  --------  --------  --------  --------  -------
From Unit Transactions:
 Contributions.........   115,463    55,772    90,026    53,192    54,797   34,846
 Withdrawals...........    (6,744)   (1,482)   (4,539)     (490)   (1,606)     (56)
 Net Transfers.........   (30,953)  (12,956)    4,679    34,973   (11,456)  (9,449)
                         --------  --------  --------  --------  --------  -------
Net Increase (Decrease)
 from unit
 transactions..........    77,766    41,334    90,166    87,675    41,735   25,341
                         --------  --------  --------  --------  --------  -------
Net Increase (Decrease)
 in Net Assets.........   101,174    43,761   124,644   100,202    53,464   28,337
Net Assets:
Beginning of Year......    52,489     8,728   110,676    10,474    46,777   18,440
                         --------  --------  --------  --------  --------  -------
End of Year............  $153,663  $ 52,489  $235,320  $110,676  $100,241  $46,777
                         ========  ========  ========  ========  ========  =======

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

  Separate Account No. 3 of The American Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on December 21, 1994 as a unit investment trust. On that date, the following American Life funds became available as investment alternatives:
Money Market Fund, All America Fund, Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Aggressive Equity Fund, Scudder Bond Fund, Scudder Capital Growth Fund, Scudder International Fund, American Century VP Capital Appreciation Fund (formerly the TCI Growth Fund), and Calvert Responsibly Invested Balanced Fund. The American Life funds invest in a corresponding fund of Mutual of America Investment Corporation ("Investment Company"), portfolios of Scudder Variable Life Investment Fund ("Scudder"), fund of American Century Variable Portfolios Inc. ("American Century") and a corresponding fund of Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation ("Calvert").

  On May 1, 1995, Fidelity Investments Equity-Income, Contrafund and Asset Manager Funds became available to Separate Account No. 3 as investment alternatives. The Fidelity Equity-Income Fund invests in the corresponding portfolio of Fidelity Variable Insurance Products Fund and the Contrafund and Asset Manager Funds invest in corresponding portfolios of Fidelity Variable Insurance Products Fund II (collectively, "Fidelity").

  Separate Account No. 3 was formed by the Company to support the operations of the Company's variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3's assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

  The significant accounting policies of Separate Account No. 3 are as follows:

  Investment Valuation -- Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity and are valued at the reported net asset values of the respective funds and portfolios.

  Investment Transactions -- Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

  Federal Income Taxes -- Separate Account No. 3 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code of 1986. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

  The number of shares owned by Separate Account No. 3 and the respective net asset values (rounded to the nearest cent) per share at December 31, 1997 are as follows:

                                                             NUMBER OF NET ASSET
                                                              SHARES     VALUE
                                                             --------- ---------
     Investment Company Funds:
      Money Market Fund.....................................    2,912   $ 1.18
      All America Fund......................................  203,162     2.71
      Equity Index Fund.....................................   77,782     2.08
      Bond Fund.............................................   15,278     1.43
      Short-Term Bond Fund..................................    1,788     1.02
      Mid-Term Bond Fund....................................    2,008     0.90
      Composite Fund........................................  215,345     1.62
      Aggressive Equity Fund................................  137,965     1.61
     Scudder Portfolios:
      Bond Portfolio........................................      618     6.87
      Capital Growth Portfolio--Class "A"...................   20,166    20.63
      International Portfolio--Class "A"....................    7,551    14.11
     American Century VP Capital Appreciation Fund..........    8,340     9.68
     Calvert Responsibly Invested Balanced Portfolio........   13,059     1.98

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                             NUMBER OF NET ASSET
                                                              SHARES     VALUE
                                                             --------- ---------
     Fidelity Portfolios:
      Equity-Income--"Initial" Class........................   6,409    $24.28
      Contrafund--"Initial" Class...........................  11,810     19.94
      Asset Manager--"Initial" Class........................   5,578     18.01

3. EXPENSES

  Administrative Fees and Expenses and Cost of Insurance -- In connection with its administrative functions, the Company deducts daily charges at an annual rate of .40% (except for American Century for which the rate charged is .20% and, effective in 1997, each Fidelity fund, for which the rate is .30%) from the value of the net assets of each fund. Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly and reflected as net transfers in the accompanying financial statements.

  Mortality and Expense Risk Fees -- The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducts a mortality risk charge daily at an annual rate of .70% from the value of the net assets of each fund. An expense risk charge, deducted daily at an annual rate of .15% from the value of the net assets of each fund, compensates the Company for the risk that administrative expenses incurred are greater than estimated.

4. DIVIDENDS

  All dividend distributions are reinvested in additional shares of the respective funds or portfolios at net asset value. On December 31, 1997, a dividend distribution by the Investment Company was made to shareholders of record as of December 30, 1997. Prior thereto, a dividend was declared and distributed on September 15, 1997. The combined amount of these dividends was as follows:

     Money Market Fund.................................................. $   213
     All America Fund...................................................  67,427
     Equity Index Fund..................................................   3,403
     Bond Fund..........................................................   1,398
     Short-Term Bond Fund...............................................     114
     Mid-Term Bond Fund.................................................     110
     Composite Fund.....................................................  77,287
     Aggressive Equity Fund.............................................  21,953

  On January 29, 1997, February 26, 1997, April 28, 1997, July 29, 1997 and
October 29, 1997, dividends were paid by the Scudder Bond Portfolio. The combined amount of the dividends was $235.

  On January 29, 1997, February 26, 1997, April 28, 1997, July 29, 1997 and
October 29, 1997, dividends were paid by the Scudder Capital Growth Portfolio. The combined amount of the dividends was $12,671.

  On February 26, 1997, a dividend was paid by the Scudder International Portfolio. The amount of the dividend was $1,533.

  On March 29, 1997, a dividend was paid by the American Century VP Capital Appreciation Fund. The amount of the dividend was $1,480.

  On December 31, 1997, a dividend was paid by the Calvert Responsibly Invested Portfolio. The amount of the dividend was $1,800.

  On February 7, 1997, a dividend was paid by the Fidelity Equity-Income Portfolio. The amount of the dividend was $6,675.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
  On February 7, 1997, a dividend was paid by the Fidelity Contrafund Portfolio. The amount of the dividend was $3,702.

  On February 7, 1997, a dividend was paid by the Fidelity Asset Manager Portfolio. The amount of the dividend was $6,181.

5. FINANCIAL HIGHLIGHTS

  Shown below are financial highlights for a Unit outstanding for the year ended December 31, 1997 and for each of the previous years ended December 31:

                                             INVESTMENT COMPANY
                          --------------------------------------------------------
                             MONEY MARKET FUND            ALL AMERICA FUND
                          ----------------------- --------------------------------
                           1997    1996   1995(A)   1997    1996    1995   1994(B)
                          ------- ------- ------- -------- ------- ------- -------
Unit value, beginning of
 year/period............  $  1.87 $  1.80 $ 1.77  $   5.39 $  4.52 $  3.36  $3.32
                          ======= ======= ======  ======== ======= =======  =====
Unit value, end of
 year/period............  $  1.95 $  1.87 $ 1.80  $   6.76 $  5.39 $  4.52  $3.36
                          ======= ======= ======  ======== ======= =======  =====
Units outstanding, end
 of year/period.........    1,755     442     25    81,264  39,912   9,813    107
                          ======= ======= ======  ======== ======= =======  =====

                                               INVESTMENT COMPANY
                                  ---------------------------------------------
                                     EQUITY INDEX FUND          BOND FUND
                                  ----------------------- ---------------------
                                   1997    1996   1995(C)  1997   1996  1995(D)
                                  ------- ------- ------- ------ ------ -------
Unit value, beginning of
 year/period..................... $  1.72 $  1.42 $ 1.25  $ 2.75 $ 2.69  $2.36
                                  ======= ======= ======  ====== ======  =====
Unit value, end of year/period... $  2.26 $  1.72 $ 1.42  $ 3.00 $ 2.75  $2.69
                                  ======= ======= ======  ====== ======  =====
Units outstanding, end of
 year/period.....................  71,579  26,794  4,449   7,204  3,239    507
                                  ======= ======= ======  ====== ======  =====
                                               INVESTMENT COMPANY
                                  ---------------------------------------------
                                   SHORT-TERM BOND FUND    MID-TERM BOND FUND
                                  ----------------------- ---------------------
                                   1997    1996   1995(A)  1997   1996  1995(A)
                                  ------- ------- ------- ------ ------ -------
Unit value, beginning of
 year/period..................... $  1.14 $  1.10 $ 1.08  $ 1.19 $ 1.16  $1.11
                                  ======= ======= ======  ====== ======  =====
Unit value, end of year/period... $  1.19 $  1.14 $ 1.10  $ 1.26 $ 1.19  $1.16
                                  ======= ======= ======  ====== ======  =====
Units outstanding, end of
 year/period.....................   1,530     908    302   1,374    460     28
                                  ======= ======= ======  ====== ======  =====

                                             INVESTMENT COMPANY
                          --------------------------------------------------------
                              COMPOSITE FUND           AGGRESSIVE EQUITY FUND
                          ----------------------- --------------------------------
                           1997    1996   1995(C)   1997    1996    1995   1994(B)
                          ------- ------- ------- -------- ------- ------- -------
Unit value, beginning of
 year/period............  $  3.75 $  3.39 $ 3.14  $   1.80 $  1.43 $  1.05  $1.03
                          ======= ======= ======  ======== ======= =======  =====
Unit value, end of
 year/period............  $  4.36 $  3.75 $ 3.39  $   2.15 $  1.80 $  1.43  $1.05
                          ======= ======= ======  ======== ======= =======  =====
Units outstanding, end
 of year/period.........   79,417  27,055  2,688   103,218  46,985  12,411    174
                          ======= ======= ======  ======== ======= =======  =====

-------
(a) For the period August 25, 1995 (Commencement of Operations) to December 31, 1995.
(b) For the period December 21, 1994 (Commencement of Operations) to December 31, 1994.
(c) For the period February 23, 1995 (Commencement of Operations) to December 31, 1995.
(d) For the period March 3, 1995 (Commencement of Operations) to December 31, 1995.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                  SCUDDER
                            ---------------------------------------------------
                                  BOND FUND            CAPITAL GROWTH FUND
                            --------------------- -----------------------------
                             1997   1996  1995(A)  1997    1996   1995  1994(B)
                            ------ ------ ------- ------- ------ ------ -------
Unit value, beginning of
 year/period............... $11.48 $11.30 $10.68  $ 22.11 $18.64 $14.67 $14.50
                            ====== ====== ======  ======= ====== ====== ======
Unit value, end of
 year/period............... $12.37 $11.48 $11.30  $ 29.64 $22.11 $18.64 $14.67
                            ====== ====== ======  ======= ====== ====== ======
Units outstanding, end of
 year/period...............    340    120     35   13,970  5,067  2,011    737
                            ====== ====== ======  ======= ====== ====== ======

                                                              SCUDDER
                                                    ----------------------------
                                                         INTERNATIONAL FUND
                                                    ----------------------------
                                                     1997   1996   1995  1994(B)
                                                    ------ ------ ------ -------
Unit value, beginning of year/period............... $13.43 $11.85 $10.80 $10.66
                                                    ====== ====== ====== ======
Unit value, end of year/period..................... $14.46 $13.43 $11.85 $10.80
                                                    ====== ====== ====== ======
Units outstanding, end of year/period..............  7,377  5,193    715     17
                                                    ====== ====== ====== ======

                                      AMERICAN CENTURY           CALVERT
                                    --------------------- ---------------------
                                         VP CAPITAL            RESPONSIBLY
                                      APPRECIATION FUND       INVESTED FUND
                                    --------------------- ---------------------
                                     1997   1996  1995(D)  1997   1996  1995(A)
                                    ------ ------ ------- ------ ------ -------
Unit value, beginning of
 year/period....................... $11.53 $12.18 $11.14  $ 2.23 $ 2.01  $1.89
                                    ====== ====== ======  ====== ======  =====
Unit value, end of year/period..... $11.04 $11.53 $12.18  $ 2.65 $ 2.23  $2.01
                                    ====== ====== ======  ====== ======  =====
Units outstanding, end of
 year/period.......................  7,282  5,921  4,409   9,760  2,364    115
                                    ====== ====== ======  ====== ======  =====

                                                     FIDELITY
                                   --------------------------------------------
                                            VIP                  VIP II
                                       EQUITY-INCOME             CONTRA
                                           FUND                   FUND
                                   --------------------- ----------------------
                                    1997   1996  1995(A)  1997    1996  1995(D)
                                   ------ ------ ------- ------- ------ -------
Unit value, beginning of
 year/period...................... $21.93 $19.43 $17.68  $ 16.59 $13.85 $12.41
                                   ====== ====== ======  ======= ====== ======
Unit value, end of year/period.... $27.77 $21.93 $19.43  $ 20.36 $16.59 $13.85
                                   ====== ====== ======  ======= ====== ======
Units outstanding, end of
 year/period......................  5,533  2,393    449   11,560  6,672    756
                                   ====== ====== ======  ======= ====== ======

                                                                 FIDELITY
                                                           ---------------------
                                                                  VIP II
                                                               ASSET MANAGER
                                                                   FUND
                                                           ---------------------
                                                            1997   1996  1995(A)
                                                           ------ ------ -------
Unit value, beginning of year/period...................... $17.72 $15.66 $14.87
                                                           ====== ====== ======
Unit value, end of year/period............................ $21.14 $17.72 $15.66
                                                           ====== ====== ======
Units outstanding, end of year/period.....................  4,742  2,639  1,178
                                                           ====== ====== ======

-------
(a) For the period August 25, 1995 (Commencement of Operations) to December 31, 1995.
(b) For the period December 21, 1994 (Commencement of Operations) to December 31, 1994.
(c) For the period February 23, 1995 (Commencement of Operations) to December 31, 1995.
(d) For the period June 19, 1995 (Commencement of Operations) to December 31, 1995.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The American Life Insurance Company of New York :

  We have audited the accompanying statement of assets and liabilities of American Life Separate Account No. 3 as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Life Separate Account No. 3 as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP
New York, New York
February 20, 1998

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The American Life Insurance Company of New York:

  We have audited the accompanying statements of financial condition of The American Life Insurance Company of New York as of December 31, 1997 and 1996, and the related statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 2, the accompanying statutory-basis financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 9.

  In our opinion, because of the effects of the matter described in the third paragraph and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The America Life Insurance Company of New York as of December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended. Furthermore, in our opinion, the supplemental data included in Note 9 reconciling net income and surplus as shown in the financial statements to the net income and surplus as determined in conformity with generally accepted accounting principles, present fairly, in all material respects, the information shown therein.

  However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of The American Life Insurance Company of New York as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

Arthur Andersen LLP

New York, New York
February 20, 1998

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 1997 AND 1996

                                                       1997           1996
                                                  -------------- --------------
Assets
General Account
 Bonds and notes................................. $1,164,994,627 $1,217,670,337
 Common stocks...................................     15,407,140        135,000
 Preferred stocks................................      9,527,901            --
 Cash and short-term investments.................     25,845,999     27,785,850
 Mortgage loans..................................      6,350,956     15,598,323
 Policy loans....................................      8,881,485      8,968,973
 Other assets....................................         87,418         69,614
 Investment income accrued.......................     14,043,501     17,468,949
 Federal income tax recoverable..................            --         914,684
 Receivables and other...........................      2,180,703      2,478,011
                                                  -------------- --------------
Total General Account............................  1,247,319,730  1,291,089,740
Separate Accounts................................     94,399,213     48,257,215
                                                  -------------- --------------
Total Assets..................................... $1,341,718,943 $1,339,346,955
                                                  ============== ==============
Liabilities and Surplus
General Account Liabilities
 Insurance and annuity reserves.................. $1,090,571,807 $1,172,099,244
 Other contract liabilities and reserves.........      9,367,352      9,482,671
 Dividends payable to contract and policyholders.        106,329        106,352
 Interest maintenance reserve....................     21,999,839     19,145,506
 Due to affiliates...............................     21,073,324      3,814,709
 Federal income taxes payable....................      5,327,311            --
 Other liabilities...............................     10,249,938      3,362,002
                                                  -------------- --------------
Total General Account............................  1,158,695,900  1,208,010,484
Separate Account Reserves and Liabilities........     94,399,213     48,257,215
                                                  -------------- --------------
Total Liabilities................................  1,253,095,113  1,256,267,699
                                                  -------------- --------------
Asset Valuation Reserve (Note 2).................      6,139,264     10,684,063
                                                  -------------- --------------
Surplus
 Capital stock, $4.55 par value, 1,100,000 shares
  authorized, 550,000 shares issued and
  outstanding....................................      2,502,500      2,502,500
 Assigned surplus................................     43,548,059     43,548,059
 Unassigned surplus..............................     36,434,007     26,344,634
                                                  -------------- --------------
  Total Surplus..................................     82,484,566     72,395,193
                                                  -------------- --------------
Total Liabilities and Surplus.................... $1,341,718,943 $1,339,346,955
                                                  ============== ==============

                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                      STATEMENTS OF OPERATIONS AND SURPLUS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                         1997          1996
                                                     ------------  ------------
Income
 Annuity considerations and deposits (Note 4)....... $ 82,181,885  $ 61,030,973
 Life and disability insurance premiums (Note 4)....   28,214,541    30,154,993
                                                     ------------  ------------
Total considerations and premiums...................  110,396,426    91,185,966
 Reserve adjustment on reinsurance ceded (Note 4)...   (2,598,704)   (2,835,444)
 Net investment income..............................   95,846,920   100,547,352
 Other, net.........................................      309,103       228,874
                                                     ------------  ------------
Total income........................................  203,953,745   189,126,748
                                                     ------------  ------------
Deductions
 Change in insurance and annuity reserves...........  (43,451,982)    4,830,460
 Annuity and surrender benefits.....................  192,238,148   129,235,585
 Death and disability benefits......................   20,086,539    19,184,975
 Operating expenses (Note 8)........................   27,401,222    31,854,145
 Other, net.........................................          --        145,801
                                                     ------------  ------------
Total deductions....................................  196,273,927   185,250,966
                                                     ------------  ------------
Net gain before dividends...........................    7,679,818     3,875,782
Dividends to contract and policyholders.............      147,104        96,524
                                                     ------------  ------------
Net gain from operations............................    7,532,714     3,779,258
Federal income tax benefit..........................      343,145     1,976,684
Net realized capital losses (Note 3)................   (2,636,718)   (1,670,069)
                                                     ------------  ------------
Net income..........................................    5,239,141     4,085,873
Surplus Transactions
 Change in asset valuation reserve..................    4,544,799      (939,701)
 Change in unrealized capital gains.................       18,521     1,051,375
 Change in non-admitted assets......................      229,472      (195,749)
 Other, net.........................................       57,440      (172,939)
                                                     ------------  ------------
Net change in surplus...............................   10,089,373     3,828,859
Surplus, at beginning of year.......................   72,395,193    68,566,334
                                                     ------------  ------------
Surplus, at end of year............................. $ 82,484,566  $ 72,395,193
                                                     ============  ============


                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                        1997          1996
                                                    ------------  ------------
Cash Provided
 Premium and annuity funds received................ $110,396,425  $ 91,255,667
 Investment income received........................   95,229,999    95,293,572
 Reserve adjustment on reinsurance ceded...........   (2,506,267)   (2,643,286)
 Other, net........................................      262,932        49,618
                                                    ------------  ------------
Total receipts.....................................  203,383,089   183,955,571
                                                    ------------  ------------
 Benefits paid.....................................  211,664,088   149,770,832
 Dividends paid to contract and policyholders......      147,127       115,274
 Insurance and operating expenses paid.............   29,095,047    30,261,183
 Net transfers to separate accounts................   37,772,256    31,040,572
                                                    ------------  ------------
Total payments.....................................  278,678,518   211,187,861
                                                    ------------  ------------
Net Cash Used by Operations........................  (75,295,429)  (27,232,290)
 Proceeds from long-term investments sold, matured
  or repaid........................................  899,695,610   427,997,992
 Federal income tax benefit on securities
  transactions.....................................          --      7,961,776
 Other, net........................................   31,768,841    16,964,961
                                                    ------------  ------------
Total cash provided................................  856,169,022   425,692,439
                                                    ------------  ------------
Cash Applied
 Cost of long-term investments acquired............  857,753,087   408,374,919
 Other, net........................................      355,785     4,353,119
                                                    ------------  ------------
Total cash applied.................................  858,108,872   412,728,038
                                                    ------------  ------------
Net Change in Cash and Short-Term Investments......   (1,939,850)   12,964,401
Cash and Short-Term Investments
Beginning of year..................................   27,785,849    14,821,448
                                                    ------------  ------------
End of year........................................ $ 25,845,999  $ 27,785,849
                                                    ============  ============



                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

1. ORGANIZATION

  The American Life Insurance Company of New York (the "Company") is a stock life insurance company licensed in all fifty states and the District of Columbia. The Company is a wholly-owned subsidiary of Mutual of America Corporation. Mutual of America Corporation is a wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Nature of Operations -- The Company provides retirement and employee benefit plans in the small to medium size case area. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

  Basis of Presentation -- The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from generally accepted accounting principles ("GAAP"). The variances between such practices and GAAP and the effects on the accompanying financial statements are described in Note
9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  Certain 1996 amounts included in the accompanying financial statements have been reclassified to conform with the 1997 presentation.

  Accounting policies applied in the preparation and presentation of these financial statements follow.

  Asset Valuations -- Investment valuations are prescribed by the National Association of Insurance Commissioners ("NAIC"). Bonds qualifying for amortization are stated at amortized cost; short-term investments in good standing are stated at cost. Fair value for these securities (approximately $1.2 billion in 1997 and $1.3 billion in 1996) is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. All other bonds and short-term notes are stated at market value which approximates fair value.

  Common stocks and preferred stocks in good standing are stated at market value, which approximates fair value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are applied directly to unassigned surplus.

  Mortgage loans are carried at amortized indebtedness. Fair value for these loans (approximately $6.5 million in 1997 and $15.1 million in 1996) is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities. Impairments of individual assets that are considered other than temporary are recognized when incurred. There were no impairments recorded during 1997 or 1996.

  Policy loans are stated at the unpaid balance of the loan. The majority of such loans are issued with variable interest rates which are periodically adjusted based on changes in the rates credited to these policies and therefore are considered to be stated at fair value.

  Certain other assets, such as furniture and fixtures and prepaid expenses, are excluded from the statements of financial condition ("non-admitted assets").

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Interest Maintenance and Asset Valuation Reserves -- Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the statements of operations and surplus.

  An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are applied directly to unassigned surplus.

  Separate Account Operations -- Certain life insurance premiums and annuity considerations may be invested at the participants' discretion in Separate Accounts; either a multifund account, which is managed by Mutual of America Capital Management Corporation, or certain other funds, which are managed by outside investment advisors. All of the funds' investment experience, including net realized and unrealized capital gains in the Separate Accounts (net of investment advisory fees and administration fees assessed), is allocated to participants. Investments held in the Separate Accounts are stated at market value, which is equal to fair value. Participants' corresponding equity in the Separate Accounts are reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective Separate Accounts.

  Insurance and Annuity Reserves -- Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 9.25%) which meet or exceed statutory requirements. Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which during 1997 and 1996, ranged from 4.75% to 5.50% and 4.75% to 5.75%, respectively, and are deemed sufficient to provide for contractual surrender values of these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

  Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value, which approximates fair value ($507.1 million and $519.0 million) at December 31, 1997 and 1996, respectively. The fair value of annuity contracts (approximately $636.4 million and $628.8 million at December 31, 1997 and 1996, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 6.12% and 6.92% were used at December 31, 1997 and 1996, respectively.

  Premiums, Annuity Considerations, Investment Income and Expenses -- Annuity considerations are recognized as income when due; considerations for deposit type contracts are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

  General Account investment income is reported as earned and is presented net of related investment expenses; operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

  Dividends -- Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. FIXED MATURITY SECURITIES

  The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 1997 are shown below. Excluding U.S. Government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                 GROSS      GROSS       NAIC
                                    STATEMENT  UNREALIZED UNREALIZED   MARKET
   CATEGORY                           VALUE      GAINS      LOSSES     VALUE
   --------                         ---------- ---------- ---------- ----------
                                                  (000'S OMITTED)
   U.S. Treasury securities and
    obligations of U.S. Government
    corporations and agencies.....  $  608,132  $ 7,248     $  112   $  615,268
   Obligations of states and
    political subdivisions........       7,721    1,404        --         9,125
   Debt securities issued by
    foreign governments...........      36,727    1,059        --        37,786
   Corporate securities...........     529,943   13,958      1,255      542,646
                                    ----------  -------     ------   ----------
   Total..........................  $1,182,523  $23,669     $1,367   $1,204,825
                                    ==========  =======     ======   ==========

  Short-term fixed maturity securities with a statement value and NAIC market value of $17.5 million at December 31, 1997 are included in the above table. As of December 31, 1997, the Company had $3.4 million (par value $3.1 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

  The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at December 31, 1997 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                                        NAIC
                                                          STATEMENT    MARKET
                                                            VALUE      VALUE
                                                          ---------- ----------
                                                             (000'S OMITTED)
   Due in one year or less............................... $   51,816 $   53,012
   Due after one year through five years.................    352,716    359,038
   Due after five years through ten years................    375,678    383,135
   Due after ten years...................................    402,313    409,640
                                                          ---------- ----------
   Total................................................. $1,182,523 $1,204,825
                                                          ========== ==========

  Proceeds from the sale of investments in fixed maturity securities during 1997 were $880.4 million. Gross gains of $12.8 million and gross losses of $4.2 million were realized on these sales, of which $8.6 million of gains were accumulated (net of applicable tax expense of $2.7 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During the year, $3.0 million of the IMR was amortized and included in net investment income.

  The statement values and NAIC market values of investments in fixed maturity securities at December 31, 1996 are as follows:

                                                 GROSS      GROSS       NAIC
                                    STATEMENT  UNREALIZED UNREALIZED   MARKET
   CATEGORY                           VALUE      GAINS      LOSSES     VALUE
   --------                         ---------- ---------- ---------- ----------
                                                  (000'S OMITTED)
   U.S. Treasury securities and
    obligations of U.S. Government
    corporations and agencies.....  $  531,478  $ 5,945     $   87   $  537,336
   Obligations of states and
    political subdivisions........       7,160      490        --         7,650
   Debt securities issued by
    foreign governments...........      43,067    3,479        181       46,365
   Corporate securities...........     663,721    8,857      7,196      665,382
                                    ----------  -------     ------   ----------
   Total..........................  $1,245,426  $18,771     $7,464   $1,256,733
                                    ==========  =======     ======   ==========

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Short-term fixed maturity securities with a statement value and NAIC market value of $27.8 million at December 31, 1996 are included in the above table. As of December 31, 1996, the Company had $3.5 million (par value $3.1 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

  Proceeds from the sale of investments in fixed maturity securities during 1996 were $486.7 million. Gross gains of $.6 million and gross losses of $5.7 million were realized on these sales, of which $3.3 million of losses were accumulated (net of applicable tax benefits of $1.8 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 1996, $3.7 million of the IMR was amortized and included in net investment income.

  Net realized capital losses reflected in the statements of operations for the years ended December 31, 1997 and 1996 were as follows:

                                                                 1997    1996
                                                                ------- -------
                                                                (000'S OMITTED)
   Mortgage loans and equity securities........................ $ 2,637 $ 1,670
                                                                ------- -------
   Net realized capital losses................................. $ 2,637 $ 1,670
                                                                ======= =======

  At December 31, 1997, net unrealized appreciation of equity securities was $19 thousand.

4. REINSURANCE AND RELATED TRANSACTIONS

  The Company has a bulk coinsurance agreement with its ultimate parent, Mutual of America, covering certain non-pension insurance business. In consideration for additional reserves assumed under this agreement, the Company assumed premiums and annuity considerations of $18.7 million and $12.9 million in 1997 and 1996, respectively. Total reserve liabilities reinsured under this agreement were as follows:

                                                                    1997   1996
                                                                   ------ ------
                                                                   (IN MILLIONS)
   Life and annuity............................................... $686.0 $766.3
   Funding agreements............................................. $   .4 $ 57.9
   Other reserves................................................. $  9.7 $  9.1

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

  Mutual of America is the administrator for a qualified, non-contributory defined benefit pension plan covering virtually all of its own and the Company's eligible employees. Benefits are generally based on years of service and final average salary. Mutual of America's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). Mutual of America also maintains a non-qualified defined benefit plan. This plan provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA.

  At December 31, 1997, all of the qualified pension plan assets are invested in one of Mutual of America's Separate Accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisers. Pension expense allocated to the Company in 1997 and 1996 was $388 thousand and $833 thousand, respectively.

  In addition to the above noncontributory defined benefit plan, all employees may participate in a 401(k) savings plan, under which the Company matches half of the employees' basic contribution up to 6% of salary. The cost of the plan was approximately $75 thousand and $125 thousand in 1997 and 1996, respectively.

  Mutual of America also administers two defined benefit postretirement plans providing medical, dental and life insurance benefits. These plans cover substantially all of its own and the Company's salaried employees. Employees may become eligible for such benefits upon attainment of retirement age, while in the employ of the Company, and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service with retiree contributions adjusted annually, and other cost sharing features, such as deductibles and coinsurance. Postretirement benefit expense allocated to the Company for the years ended 1997 and 1996 was $81 thousand and $199 thousand, respectively.

  Mutual of America also sponsors a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three year period. The value of such shares is based upon increases in Mutual of America's statutory surplus and the maintenance of certain financial ratios.

6. COMMITMENTS AND CONTINGENCIES

  The Company is involved in various legal actions which have arisen in the course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits, as well as other contingencies, is not considered to be material in relation to the Company's financial statements.

7. FEDERAL INCOME TAXES

  The tax provision for the Company was calculated in accordance with the Internal Revenue Code of 1986, as amended. The Company files its federal tax return on a separate company basis. The difference between the Company's effective tax rate and the expected income tax computed by applying the federal income tax rate of 35% to the net gain from operations before federal income taxes results from the recognition of revenues and expenses in different periods for statutory and tax accounting purposes and are primarily due to policyholder insurance reserves, deferred acquisition costs and realized capital gains and losses.

8. RELATED PARTY TRANSACTIONS

  Mutual of America has incurred operating and investment-related costs in connection with the use of its personnel and property on behalf of the Company. During 1997 and 1996, operating and investment-related expenses of $18.6 million and $1.6 million and $18.9 million and $1.2 million, respectively, were charged to the Company and are reflected in the accompanying statements of operations and surplus.

9. RECONCILIATION OF STATUTORY-BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

  The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

  Asset Valuations and Investment Income Recognition -- GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to surplus; whereas for statutory accounting all bonds and notes are carried at their amortized cost.

  Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, capital gains and losses are not recognized when a security is sold and the same or substantially the same security is repurchased, unless the repurchase occurs after a reasonable exposure to market risk.

  A general formula based AVR is recorded for statutory accounting purposes, whereas such reserves are established under GAAP only when an asset's impairment is considered to be other than temporary.

  Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a charge to surplus; whereas under GAAP, such assets are carried at their amortized cost.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Policy Acquisition Costs -- Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred.

  Insurance and Annuity Reserves -- Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the State of New York Insurance Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

  Premium Recognition -- Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

  Deferred Income Taxes -- GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting basis of assets and liabilities. Deferred income taxes are not recorded for statutory accounting purposes.

  The tables that follow provide a reconciliation of the 1997 and 1996 statutory financial results reflected in the accompanying financial statements to a GAAP basis:

   RECONCILIATION OF STATUTORY TO GAAP SURPLUS                 1997      1996
   -------------------------------------------               --------  --------
                                                             (000'S OMMITTED)
   Statutory Surplus........................................ $ 82,485  $ 72,395
    Market value adjustment related to AFS bonds and notes..   67,088    28,981
    Realized capital gains..................................   12,097     4,520
    AVR.....................................................    6,139    10,684
    Deferred policy acquisition costs.......................   12,364    13,386
    Policy reserve adjustments..............................   10,319     9,500
    Non-admitted assets.....................................      489       718
    Deferred income taxes and other.........................  (24,004)  (10,628)
                                                             --------  --------
   GAAP Surplus............................................. $166,977  $129,556
                                                             ========  ========
   RECONCILIATION OF STATUTORY TO GAAP NET INCOME              1997      1996
   ----------------------------------------------            --------  --------
                                                             (000'S OMMITTED)
   Statutory Net Income..................................... $  5,239  $  4,085
    Investment income adjustments...........................   (1,180)   (1,888)
    Realized capital gains..................................   13,580       155
    Policy reserve adjustments..............................      835        67
    Deferred policy acquisition costs.......................      440       399
    Deferred income taxes and other.........................   (6,881)   (1,633)
                                                             --------  --------
   GAAP Net Income.......................................... $ 12,033  $  1,185
                                                             ========  ========
   RECONCILIATION OF GAAP TO STATUTORY PREMIUMS                1997      1996
   --------------------------------------------              --------  --------
                                                             (000'S OMMITTED)
   GAAP Premium Income...................................... $ 30,397  $ 25,020
    Premiums from investment contracts......................   79,999    66,166
                                                             --------  --------
   Statutory Premium Income................................. $110,396  $ 91,186
                                                             ========  ========

                                    PART II

                               OTHER INFORMATION



                      CONTENTS OF REGISTRATION STATEMENT

     This registration statement comprises the following papers and documents:

     The facing sheet;

     The prospectus, consisting of 64 pages;

     The undertaking required by Section 15(d) of the Securities Exchange Act of 1934--included in Registration Statement and Pre-Effective Amendment No. 1.;

     The undertaking pursuant to Rule 484--included in Registration Statement and Pre-Effective Amendment No. 1.;

     The representations pursuant to Rule 6e-3(T)--included in Registration Statement and Pre-Effective Amendment No. 1.;

     The representation as to reasonableness of fees and charges deducted under the Policies was included in Post-Effective Amendment No. 3 and is incorporated herein by reference.

     The signatures;

     Written consents of the following persons:

          Jones & Blouch LLP
          Arthur Andersen LLP

     The following exhibits are filed as part of this Registration Statement:

     6. Opinion and consent of Joseph A. Gross, Vice President and Actuary of American Life.

10.            Consent of Arthur Andersen LLP

11.            Consent of Jones & Blouch LLP

12.*           Powers of Attorney of Jeremy J. Brown, Salvatore R. Curiale, John
               W. Davidson and John R. Greed.
----------------------

     *Powers of Attorney of Messrs. Altstadt, Burns, Ciecka, Conway, DeMilt, Gilliam, Herman and Lichtenstein and of Mesdames Conyers and Kopp are set forth on the signature pages of the Registration Statement filed on February 14, 1994.

       Power of Attorney of Mr. Moran is set forth on the signature pages of the Pre-Effective Amendment No. 1 to Registration Statement filed on April 29, 1994.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements of the Securities Act Rule 485(b) for the effectivness of this amendment to Registration Statement and has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, the State of New York, the 24th day of April, 1998.


                           THE AMERICAN LIFE SEPARATE
                            ACCOUNT NO. 3 (Registrant)


                           THE AMERICAN LIFE INSURANCE
                            COMPANY OF NEW YORK (Depositor)


                           By:/s/ Manfred Altstadt
                              --------------------
                              Manfred Altstadt
                              Senior Executive Vice President
                              and Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below by the following persons in the capacities indicated on April 24, 1998.


  Signature                                  Title

        *                           Chairman and Chief Executive Officer;
  ---------------------------       Director
  Thomas J. Moran

  /s/ Manfred Altstadt              Senior Executive Vice President & Chief
  ---------------------------       Financial Officer; Director
  Manfred Altstadt

        *                           Executive Vice President and
  ---------------------------       Chief Actuary; Director
  Jeremy J. Brown

        *                           Executive Vice President and
  ---------------------------       Chief Actuary; Director
  Jeremy J. Brown

        *                           Senior Executive Vice President & General
  ---------------------------       Counsel; Director
  Patrick A. Burns

        *                           Director
  ---------------------------
  Richard J. Ciecka

        *                           Executive Vice President; Director
  ---------------------------
  William S. Conway

        *                           Executive Vice President; Director
  ---------------------------
  Rita Conyers

        *                           Senior Executive Vice President;
  ---------------------------       Director
  Salvatore R. Curiale

        *                           Director
  ---------------------------
  James W. Davidson

        *                           Executive Vice President;
  ---------------------------       Director
  William A. DeMilt

        *                           Executive Vice President; Director
  ---------------------------
  Thomas E. Gilliam

        *                           Senior Vice President &
  ---------------------------       Treasurer; Director
  John R. Greed

        *                           Vice Chairman of the Board; Director
  ---------------------------
  Theodore L. Herman

        *                           Executive Vice President & Corporate
  ---------------------------       Secretary; Director
  Stephanie J. Kopp


         *
  ---------------------------       President & Chief Operating Officer;
  Howard Lichtenstein               Director


  *By /s/ Manfred Altstadt
     ------------------------
     Manfred Altstadt
     Attorney-in-Fact

                                 EXHIBIT INDEX

   No.                                                       Page
   ---                                                       ----

99.6.        Opinion and consent of Joseph A. Gross, Vice
             President and Actuary of American Life.

99.10.       Consent of Arthur Andersen LLP

99.11.       Consent of Jones & Blouch LLP


99.12.       Powers of Attorney of Jeremy J. Brown,
             Salvatore R. Curiale, John W. Davidson and
             John R. Greed